UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14 (a) of the

Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒ Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6 (e) (2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PROMIS NEUROSCIENCES INC.

(Name of Registrant as Specified in its Charter)

Not applicable.

(Name of Person (s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25 (b) per Exchange Act Rules 14a-6 (i) (1) and 0-11.

PROMIS NEUROSCIENCES INC.

SUITE 200, 1920 YONGE STREET

TORONTO, ONTARIO, CANADA M4S 3E2

(416) 847-6898

NOTICE OF 2026 ANNUAL MEETING OF

SHAREHOLDERS

To Be Held on May 20, 2026

To Our Shareholders:

You are cordially invited to attend the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of ProMIS Neurosciences Inc. (the “Company”). This year’s Annual Meeting will be a virtual meeting, which will be conducted via live webcast on Wednesday, May 20, 2026 at 10:30 a.m., Eastern Time. You may attend the meeting virtually by registering at http://www.virtualshareholdermeeting.com/PMN2026, where you will be able to vote electronically and submit questions, subject to the registration procedures set forth below.

Only shareholders who owned our common shares, no par value (“Common Shares”) at the close of business on March 23, 2026 can vote at the Annual Meeting or any adjournment that may take place. At the Annual Meeting, the shareholders will consider and vote on the following matters:

1.	To elect seven directors, each to serve until the next annual meeting of shareholders and until his or her respective successors is duly elected and qualified, or such director’s earlier death, resignation, or removal;
2.	To ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
3.	To approve an amendment to the ProMIS Neurosciences Inc. 2025 Stock Option and Incentive Plan; and
4.	To transact any other business that may properly come before the Annual Meeting or any adjournment thereof.

In addition, at our Annual Meeting, the shareholders will receive (but not vote on) the consolidated financial statements of the Company for the fiscal year ended December 31, 2025, including the auditor’s report therein.

As noted above, our Annual Meeting will be a “virtual meeting” of shareholders, which will be conducted exclusively via the Internet. There will not be a physical meeting location, and shareholders will not be able to attend the Annual Meeting in person. You may attend the Annual Meeting via the Internet, vote your shares during the Annual Meeting, and submit questions before the Annual Meeting by registering at http://www.virtualshareholdermeeting.com/PMN2026.

In order to attend the meeting online, vote your shares electronically during the meeting and submit questions before the meeting, registered shareholders must register in advance at http://www.virtualshareholdermeeting.com/PMN2026 using the control number located in the box in the upper right-hand corner of your proxy card or in the body of the e-mail notification you received. Most of our shareholders do not hold shares directly in their own name but instead are non-registered shareholders who beneficially own shares that are held by an intermediary, such as their bank, trust company, securities broker, trustee, or other nominee. If you are a non-registered shareholder and wish to attend the meeting online, vote your shares electronically during the meeting and submit questions before the meeting, you must appoint yourself as your proxyholder following the procedures provided to you by your intermediary and register in advance at http://www.virtualshareholdermeeting.com/PMN2026. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you to access the meeting and will permit you to submit questions. Further information about how to attend the Annual Meeting online, vote your shares and submit questions is included in the accompanying proxy statement.

You can find more information, including the nominees for director, in the proxy statement for the Annual Meeting, which is attached and also available for viewing, printing and downloading at www.proxyvote.com. As outlined in the attached proxy statement, the board of directors recommends that you vote in favor of each director nominee in Proposal 1 and in favor of Proposals 2 and 3.

Instead of mailing a paper copy of our proxy materials to all of our shareholders, we are providing access to our proxy materials via the Internet under Canadian and U.S. securities laws. As a result, we are sending to our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”), instead of a paper copy of this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “2025 Annual Report”). This Notice is dated April 10, 2026 and we plan to mail the Notice on or about April 10, 2026. The Notice contains instructions on how to access our proxy materials over the Internet. The Notice also contains instructions on how each of our shareholders can receive a paper copy of our proxy materials, including the proxy statement, our 2025 Annual Report, and a form of proxy card.

Shareholders of record at the close of business on March 23, 2026, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting. A complete list of registered shareholders will be available to shareholders of record during the Annual Meeting.

Your vote is very important, regardless of the number of shares you own. Whether or not you expect to attend the Annual Meeting, please vote your shares by proxy in advance of the Annual Meeting to ensure your representation and the presence of a quorum at the Annual Meeting. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting.

If you are a shareholder of record, you may vote your shares by proxy in advance of the Annual Meeting on the Internet by visiting www.proxyvote.com, by telephone by calling 1-800-690-6903 and following the recorded instructions or by completing, signing, dating, and returning a proxy card. If you mail your proxy card or vote by telephone or the Internet and then decide to vote your shares online during the Annual Meeting, you may still do so provided you register in advance at http://www.virtualshareholdermeeting.com/PMN2026. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

If you are a non-registered shareholder, you will receive instructions from the holder of record that you must follow in order to vote your shares by proxy in advance of the Annual Meeting.

Thank you for your ongoing support and continued interest in ProMIS Neurosciences Inc.

The content and sending of the proxy statement has been authorized by order of the Board of Directors,

Neil K. Warma
Chief Executive Officer
Toronto, Ontario
April 10, 2026

i

SUITE 200, 1920 YONGE STREET

TORONTO, ONTARIO, CANADA M4S 3E2

(416) 847-6898

PROXY STATEMENT

2026 ANNUAL MEETING OF SHAREHOLDERS

To Be Held on May 20, 2026

This proxy statement contains information about the 2026 Annual Meeting of Shareholders of ProMIS Neurosciences Inc. (the “Annual Meeting”), to be held on Wednesday, May 20, 2026 at 10:30 a.m., Eastern Time. This year’s Annual Meeting will be a virtual meeting, which will be conducted via live webcast. In order to attend the Annual Meeting, you must register at http://www.virtualshareholdermeeting.com/PMN2026. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions during the Annual Meeting. There will not be a physical meeting location, and shareholders will not be able to attend the Annual Meeting in person. Further information about how to attend the Annual Meeting online is included in this proxy statement below. Except where the context otherwise requires, references to “ProMIS Neurosciences,” “ProMIS,” “company,” “we,” “us,” “our” and similar terms refer to ProMIS Neurosciences Inc. and its consolidated subsidiaries.

This proxy statement summarizes information about the proposals to be considered at the meeting and other information you may find useful in determining how to vote. We are making this proxy statement, the related proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “2025 Annual Report”), available to shareholders for the first time on or about April 10, 2026.

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”) and the Canadian Securities Administrators (the “CSA”), we are providing access to our proxy materials over the Internet instead of printing and mailing our proxy materials. As a result, we are mailing to our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”), instead of a paper copy of this proxy statement and the 2025 Annual Report. We plan to send the Notice on or about April 10, 2026. The Notice contains instructions on how each of our shareholders may access and review the proxy materials, including the Notice of Annual Meeting, proxy statement, proxy card and 2025 Annual Report, on the website referred to in the Notice. The Notice also contains instructions on how each of our shareholders may request that a paper copy of our proxy materials, including this proxy statement, our 2025 Annual Report, and a form of proxy card, be sent to such shareholder by mail.

Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Shareholders to be Held on May 20, 2026:

This proxy statement and our 2025 Annual Report are
available for viewing, printing, and downloading at www.proxyvote.com.

A copy of our 2025 Annual Report, as filed with the Securities and Exchange Commission and with Canadian Securities Administrators, except for exhibits, will be furnished without charge to any shareholder upon written request to ProMIS Neurosciences Inc., Suite 200, 1920 Yonge Street, Toronto, Ontario, Canada M4S 3E2, Attention: Investor Relations. Exhibits will be provided upon written request and payment of an appropriate processing fee. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are also available on the SEC’s website at www.sec.gov and on the System of Electronic Document Analysis and Retrieval+ (“SEDAR+”) at www.sedarplus.ca.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q.	Why did I receive these proxy materials?
A.	Our board of directors (the “board” or “board of directors”) has made these proxy materials available to you on the Internet in connection with our board of directors’ solicitation of proxies for use at our Annual Meeting, which will be held virtually on Wednesday, May 20, 2026 at 10:30 a.m., Eastern Time. As a holder of record of Common Shares as of the close of business on March 23, 2026 (the “Record Date”), you are invited to attend the Annual Meeting virtually and are requested to vote on the items of business described in this proxy statement. This proxy statement includes information that we are required to provide to you under SEC rules, Canadian securities laws, and the Ontario Business Corporations Act (the “OBCA”) and is designed to assist you in voting your shares.
Q:	Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
A.	In accordance with rules adopted by the SEC and the CSA, we may furnish proxy materials, including this proxy statement and our 2025 Annual Report, to our shareholders by providing access to such documents on the Internet instead of mailing printed copies. We believe electronic delivery will expedite the receipt of materials, will help lower our costs and reduce the environmental impact of our Annual Meeting materials. The proxy materials, including this proxy statement, a proxy card and our 2025 Annual Report, are available for viewing, printing, and downloading on the Internet at www.proxyvote.com.
Q.	What is the purpose of the Annual Meeting?
A.	At the Annual Meeting, shareholders will consider and vote on the following matters:
1.	To elect seven directors, each to serve until the next annual meeting of shareholders and until his or her respective successors is duly elected and qualified, or such director’s earlier death, resignation, or removal;
2.	To ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
3.	To approve an amendment to the ProMIS Neurosciences Inc. 2025 Stock Option and Incentive Plan; and
4.	To transact any other business that may properly come before the Annual Meeting or any adjournment thereof.
Q:	Why is the 2026 Annual Meeting a virtual, online meeting?
A:

The Annual Meeting will be a “virtual meeting” of stockholders. We have implemented the virtual format in order to facilitate stockholder attendance at our Annual Meeting. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Annual Meeting so they can ask questions of our board of directors or management.

Q:	How do I attend the virtual Annual Meeting?
A:

The Annual Meeting will be a virtual meeting and you may not attend in person. In order to attend the meeting online, you must register in advance at www.virtualshareholdermeeting.com/PMN2026. You or your proxyholder may attend the Annual Meeting online by following the instructions you or your proxyholder receive once registration is complete. The meeting will start at 10:30 a.m., Eastern Time, on May 20, 2026.

Online registration will begin at 10:15 a.m., Eastern Time on May 20, 2026, and you should allow ample time for the online registration.

Upon completing your registration, you or your proxyholder will receive further instructions via email, including a unique link that will allow access to the meeting and enable you or your proxyholder to have the ability to submit questions. Please be sure to follow instructions found on your proxy card and/or voting authorization form and subsequent instructions that will be delivered to you via email.

You or your proxyholder may log on to the virtual meeting starting one hour before it begins. If you or your proxyholder encounter any difficulties accessing the virtual meeting during check-in or at the time of the virtual meeting, please contact technical support, whose contact information will be included in the email containing the unique link granting access into the meeting. There will be technicians standing by and ready to assist you with any technical difficulties you may have accessing the virtual meeting starting at 10:15 a.m., Eastern Time, on May 20, 2026.

Please note that you or your proxyholder can only access the virtual Annual Meeting via your unique link to the Annual Meeting that will be emailed to you or your proxyholder if registration was properly submitted.

Q.	How do I submit a question at the Annual Meeting?
A:

If you or your proxyholder wish to submit a question during the Annual Meeting, you or your proxyholder must log into the virtual meeting platform using the unique link provided to you or your proxyholder via email following the completion of your registration at www.virtualshareholdermeeting.com/PMN2026, type your question into the “Ask a Question” field, and click “Submit.” Our virtual meeting will be governed by our Rules of Conduct which will be posted in advance of the meeting. The Rules of Conduct will address the ability of shareholders to ask questions during the meeting, including rules on permissible topics, and rules for how questions and comments will be recognized and disclosed to meeting participants.

Q:	Who can vote at the Annual Meeting?
A:

To be entitled to vote, you must have been a shareholder of record at the close of business on March 23, 2026, the record date for our Annual Meeting. A total of 8,967,693 of our common shares, no par value (“Common Shares”) were outstanding and entitled to vote at the Annual Meeting as of the record date. Only shareholders of record at the close of business on the Record Date who either (i) attend the Annual Meeting personally following the instructions above (see How do I attend the virtual Annual Meeting above) or, (ii) complete, sign and deliver the proxy card in the manner and subject to the provisions described below, or (iii) vote in one of the manners provided for in the voting instruction form (the “VIF”), will be entitled to vote or to have their Common Shares voted at the Annual Meeting, except to the extent that:

(a) the shareholder has transferred the ownership of any such share after the Record Date, and

(b) the transferee produces a properly endorsed share certificate for or otherwise establishes ownership of any of the transferred Common Shares and makes a demand to Computershare no later than 10 days before the Meeting that the transferee’s name be included in the list of shareholders in respect thereof.

Q.	How many votes do I have?
A.	Each Common Share that you own as of the record date will entitle you to one vote on each matter considered at the Annual Meeting.
Q.	How do I vote?
A.	If you are the “record holder” of your shares, meaning that your shares are registered in your name in the records of our transfer agent, Computershare Trust Company of Canada and Computershare Trust Company, N.A., you may vote your shares at the meeting in person or by proxy as follows:
(1)	Via the Internet prior to the Annual Meeting: To vote over the Internet prior to the Annual Meeting, please go to the following website: www.proxyvote.com, and follow the instructions at that site for submitting your proxy electronically. If you vote your proxy over the Internet prior to the Annual Meeting, you do not need to complete and mail your proxy card or vote your proxy by telephone.

(2)	By Telephone: To vote by telephone, please call 1-800-690-6903 and follow the instructions provided on the proxy card. If you vote by telephone, you do not need to complete and mail your proxy card or vote your proxy over the Internet.
(3)	By Mail: To vote by mail, you must mark, sign and date the proxy card and then mail the proxy card in accordance with the instructions on the proxy card. If you vote by mail, you do not need to vote over the Internet or by telephone. If you return your proxy card but do not specify how you want your shares voted on any particular matter, they will be voted in accordance with the recommendations of our board of directors.
(4)	Via the Internet during the Annual Meeting: In order to vote during the virtual meeting, you must register in advance at www.virtualshareholdermeeting.com/PMN2026. You may then attend the Annual Meeting virtually and vote online by logging into the virtual meeting platform using the unique link provided to you via email following the completion of your registration at www.virtualshareholdermeeting.com/PMN2026. If you vote your proxy prior to the Annual Meeting and choose to attend the Annual Meeting online, there is no need to vote again during the Annual Meeting unless you wish to change your vote.

If you are a shareholder of record and do not vote through the internet, by telephone, by completing the proxy card that may be delivered to you or online during the Annual Meeting, your shares will not be voted.

If you are a non-registered shareholder because your shares are held in “street name”, meaning they are held for your account by an intermediary, such as a broker, bank or other nominee, then your intermediary that actually holds the shares for you is the record holder and is required to vote the shares it holds on your behalf according to your instructions. You will receive the proxy materials, as well as voting and revocation instructions, from your intermediary or its agent. You may vote your shares at the meeting by proxy by following the instructions that your broker, bank, or other nominee provides you. If you wish to vote your shares virtually at the Annual Meeting, you must:

(1)	Appoint yourself as your proxyholder: U.S. non-registered shareholders—follow the instructions your intermediary has provided in the VIF sent to you about how to request that a legal proxy to appoint you as a proxyholder, or contact your intermediary right away to request a legal proxy form if you have not received a voting instruction form. Your intermediary may send to you a legal proxy that you may be required to submit prior to the Annual Meeting, but do follow the instructions you receive. Canadian non-registered shareholders—print your name in the blank space provided for appointing a proxyholder on the VIF and follow the instructions provided by your intermediary for mailing your voting instructions. Your intermediary may allow you to do this online or by telephone instead. Do not complete the voting section because you will vote in real time at the meeting. You need to act promptly to allow enough time for your intermediary to receive your instructions and to forward them so that you can register to vote at the Annual Meeting.
(2)	Register your proxyholder: After you have appointed yourself as proxyholder, you must register in advance at www.virtualshareholdermeeting.com/PMN2026.
(3)	Log In to the virtual Annual Meeting: Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you to access the meeting and will permit you to submit questions. You may attend the Annual Meeting virtually and vote online by logging into the virtual meeting platform using the unique link provided to you via email.

If you do not give instructions to your broker, bank or other nominee, and your intermediary does not have discretionary authority to vote the non-registered shareholder’s shares on the matter, or elects not to vote in the absence of instructions from the non-registered shareholder, no votes will be cast on your behalf with respect to such item (a “broker non-vote”). If you are a non-registered shareholder whose Common Shares are held of record by a broker, New York Stock Exchange rules, which are also applicable to Nasdaq-listed companies, permit your broker to exercise discretionary voting authority with respect to certain “discretionary” items. The ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm (Proposal 2) is considered a discretionary item under such rules. All of the other matters being put to a vote are “non-discretionary” items. Accordingly, under New York Stock Exchange rules your broker may not vote your shares with respect to these other matters.

If you have not completed the steps outlined above, you may still attend the meeting as a guest. However, you will not be able to vote your shares at the meeting.

Q.	How do I appoint a proxyholder?
A.	Your proxyholder is the person you appoint to cast your votes on your behalf. You can choose anyone you want to be your proxyholder; it does not have to be either of the persons we have designated in the proxy card, nor does it have to be a shareholder.

The persons named as proxyholder in the proxy card will vote or withhold from voting the Common Shares represented thereby in accordance with your instructions on any ballot that may be called for. If you specify a choice with respect to any matter to be acted upon, your Common Shares will be voted accordingly. The proxy card confers discretionary authority on persons named as proxyholder therein with respect to: (a) each matter or group of matters identified therein for which a choice is not specified, other than the appointment of an auditor and the election of directors, (b) any amendment to or variation of any matter identified therein, and (c) any other matter that properly comes before the Meeting. In respect of a matter for which a choice is not specified in the completed Proxy, the persons named as proxyholder in the Proxy will vote the Common Shares represented by the Proxy for the approval of such matter. Since the Annual Meeting will take place virtually, the process for appointing another person as your proxyholder (other than the board nominated proxies named in the proxy card) to access the Annual Meeting and vote on your behalf is different than it would be for an in-person meeting. If you would like your proxyholder to attend and vote at the virtual Annual Meeting on your behalf, you must:

(1)	Appoint your proxyholder: U.S. non-registered shareholders—follow the instructions your intermediary has provided in the VIF sent to you about how to request that a legal proxy to appoint someone else as a proxyholder, or contact your intermediary right away to request a legal proxy form if you have not received a VIF. Your intermediary may send to you a legal proxy that you may be required to submit prior to the Annual Meeting, but do follow the instructions you receive. Canadian non-registered shareholders—print the name of your proxyholder in the blank space provided for appointing a proxyholder on the VIF and follow the instructions provided by your intermediary for mailing your voting instructions. Your intermediary may allow you to do this online or by telephone instead. Do not complete the voting section because you will vote in real time at the meeting. You need to act promptly to allow enough time for your intermediary to receive your instructions and to forward them so that you can register your proxyholder to vote at the Annual Meeting.
(2)	Register your proxyholder: After you have appointed your proxyholder, you must register your proxyholder in advance at www.virtualshareholdermeeting.com/PMN2026.

Upon completing your registration, your proxyholder will receive instructions via email, including a unique link that will allow your proxyholder to access the meeting and will permit your proxyholder to submit questions. Your proxyholder may attend the Annual Meeting virtually and vote online by logging into the virtual meeting platform using the unique link provided to them via email.

Q.	Can I change my vote?
A.	If your shares are registered directly in your name, you may revoke your proxy and change your vote at any time before the vote is taken at the Annual Meeting. To do so, you must do one of the following:
(1)	Vote over the Internet or by telephone as instructed above. Only your latest Internet or telephone vote is counted.

(2)	Sign and return a new proxy card. Only your latest dated proxy card will be counted.
(3)	Attend the Annual Meeting virtually and vote online as instructed above. Attending the Annual Meeting virtually will not, by itself, revoke your Internet vote, telephone vote or proxy card submitted by mail, as the case may be. Your prior vote will be revoked only to the extent you vote on-line at the Annual Meeting.
(4)	Notify our corporate secretary in writing before the Annual Meeting that you want to revoke your proxy.

If your shares are held in “street name” and you are a non-registered shareholder, you may submit new voting instructions with a later date by contacting your broker, bank, or other nominee. You must provide any new voting instructions prior to the deadline specified by your intermediary to ensure your shares are voted in the way you prefer.

Q.	How many shares must be represented to have a quorum and hold the Annual Meeting?
A.	A quorum for a meeting of shareholders shall be two shareholders, or two proxyholders representing shareholders, or combination thereof, holding not less than thirty-three and one third percent (33 1/3%) of the issued shares entitled to be voted at in the meeting. If there is only one shareholder the quorum is one person present and being, or representing by proxy, such shareholder. For purposes of determining whether a quorum exists, we count as present any shares that are voted over the Internet, by telephone or by submitting a proxy card or that are represented in person at the meeting. Further, for purposes of establishing a quorum, we will count as present shares that a shareholder holds even if the shareholder votes to abstain or only votes on one of the proposals. If a quorum is not present, we expect to adjourn the Annual Meeting until we obtain a quorum. There were 8,967,693 Common Shares outstanding and entitled to vote on the record date. Therefore, a quorum will be present if 2,989,231 Common Shares are present in person or represented by executed proxies timely received by us at the Annual Meeting. Common Shares present virtually during the Annual Meeting will be considered Common Shares represented in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.
Q.	What is a “broker non-vote” and which proposals are considered “routine” or “non-routine”?
A.

At most public companies, the vast majority of shareholders hold their shares through brokerage firms, banks, or other intermediaries rather than directly as shareholders of record. These shareholders are frequently referred to as “beneficial owners.” Unlike shareholders of record, beneficial owners are not entitled to vote directly at a shareholder meeting. Instead, they must instruct their broker, bank, or other nominee how to vote the shares held on their behalf. If a beneficial owner submits voting instructions, the broker or other nominee will vote those shares in accordance with those instructions.

If a beneficial owner does not submit voting instructions, the result may be a “broker non-vote.” Under the rules of the New York Stock Exchange, which are also applicable to Nasdaq-listed companies such as ProMIS, brokers, banks, and other securities intermediaries that are subject to New York Stock Exchange rules may use their discretion to vote “uninstructed” shares on matters considered to be “routine” under New York Stock Exchange rules, but not with respect to “non-routine” matters. A broker non-vote occurs when a broker, bank, or other agent has not received voting instructions from the beneficial owner and cannot vote the shares because the matter is considered "non-routine" under NYSE rules.

The proposals to be voted on at the Annual Meeting have been assessed as follows:

●	Proposal 1 — Election of “Directors is considered a non-routine matter under New York Stock Exchange rules. Accordingly, if your shares are held in “street name” and you do not instruct your broker, bank, or other nominee how to vote your shares, your broker, bank, or other nominee may not vote your shares on Proposal 1 in the absence of your voting instructions. Broker non-votes are not considered votes cast and will have no effect on the outcome of the election of directors.
●	Proposal 2 — Ratification of the Appointment of Baker Tilly US, LLP is considered a routine matter under New York Stock Exchange rules. Accordingly, if your shares are held in "street name" and you do not instruct your broker, bank, or other nominee how to vote your shares, your broker, bank, or other nominee may vote your shares on Proposal 2 in its discretion. Because Proposal 2 is a routine matter, broker non-votes are not expected on this proposal.
●	Proposal 3 — Approval of the Amendment to the 2025 Plan is considered a non-routine matter under New York Stock Exchange rules. Accordingly, if your shares are held in “street name” and you do not instruct your broker, bank, or other nominee how to vote your shares, your broker, bank, or other nominee may not vote your shares on Proposal 3 in the absence of your voting instructions. Broker non-votes will have no effect on the outcome of the vote on Proposal 3.

We encourage all shareholders — and in particular those who hold their Common Shares through a broker, bank, or other nominee — to submit their voting instructions promptly to ensure that their shares are voted on all proposals.

Q.	What vote is required to approve each matter and how are votes counted?
A.	Proposal 1—Election of Directors. You may vote for nominee directors or withhold your vote. Votes that are WITHHELD will not count as votes cast and will have no effect on the election of director nominees. Broker non-votes are not considered votes cast and will likewise have no effect on the outcome of the election. If your shares are held by your broker, bank, or other nominee in “street name” and you do not vote your shares, your broker may not vote your unvoted shares on Proposal 1. You may:
●	vote FOR all nominees;
●	WITHHOLD your vote for all nominees; or
●	vote FOR or WITHHOLD your vote for one or more nominees.
B.	Proposal 2 — Ratification of the Appointment of Our Independent Registered Public Accounting Firm. The affirmative vote of the holders of Common Shares representing a majority of the votes cast on the matter is required to ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Abstentions and broker non-votes, if any, will have no effect on the voting on the proposal referenced above.
C.	Proposal 3— Approval of the amendment to the 2025 Plan to increase the number of shares of our Common Shares available for issuance thereunder by 900,000 Common Shares. The affirmative vote of the holders of Common Shares representing a majority of the votes cast on the matter is required to pass this proposal. Abstentions and broker non-votes, if any, will have no effect on the voting on the proposal referenced above. If your shares are held by your broker, bank, or other nominee in “street name” and you do not vote your shares, your broker may not vote your unvoted shares on Proposal 3.
Q.	Who will count the vote?
A.	The votes will be counted, tabulated, and certified by Broadridge Financial Solutions.
Q.	How does the board of directors recommend that I vote on the proposals?
A.	Our board of directors recommends that you vote:

FOR the election of each director;

FOR the ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and

FOR the approval of the amendment to the 2025 Plan.

If you appoint the persons we have designated in the proxy card as your proxyholder, your shares will be voted for or against from voting in accordance with your instructions on any ballot that may be called for and, if no instructions are provided will be voted as recommended by the board of directors.

Q.	Are there other matters to be voted on at the Annual Meeting?
A.	We do not know of any matters that may come before the Annual Meeting other than the matters noted above. If any other matters are properly presented at the Annual Meeting, the persons named in the accompanying proxy card intend to vote, or otherwise act, in accordance with their judgment on the matter.
Q.	Where can I find the voting results?
A.	We plan to announce preliminary voting results at the Annual Meeting and will report final voting results in a Current Report on Form 8-K (“Form 8-K”), that we expect to file with the SEC within four business days, and promptly with Canadian securities regulators, following the conclusion of our Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results, and within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.
Q.	How are proxies solicited for the Annual Meeting and what are the costs of soliciting these proxies?

Our board of directors is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We will bear the cost of proxy solicitation by the board of directors. In addition to solicitation by mail, our directors, officers, and employees may solicit proxies by telephone, e-mail, facsimile and in person without additional compensation being paid by us. We are not sending proxy-related materials directly to non-objecting, non-registered shareholders, and such materials will be delivered to non-objecting, non-registered shareholders by the non-objecting, non-registered shareholders’ intermediary. We may engage a solicitor to assist in the solicitation  of proxies for a fee in the range of approximately $10,000 to $15,000 plus customary costs and expenses for these services.

Q.	I share an address with another shareholder, and we received only one paper copy of proxy materials. How may I obtain an additional copy of the proxy materials?
A.	Intermediaries are permitted to adopt a procedure called “householding,” which has been approved by the SEC. Under this procedure, your intermediary may deliver a single notice and, if applicable, the proxy materials, will be delivered to multiple shareholders sharing an address unless contrary instructions have been received. Once you have received notice from your intermediary that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If you prefer to receive multiple copies of the proxy materials at the same address you can request additional copies by contacting your broker or contacting us at our principal executive offices, ProMIS Neurosciences Inc., Suite 200, 1920 Yonge Street, Toronto, Ontario, Canada M4S 3E2, Attn: Investor Relations, telephone: (416) 847-6898.

OWNERSHIP OF OUR COMMON SHARES

The board has fixed March 23, 2026 as the record date for determination of persons entitled to receive notice of the Meeting (the “Record Date”). Only shareholders of record at the close of business on the Record Date who either (i) attend the Annual Meeting personally following the instructions above (see How do I attend the virtual Annual Meeting above) or, (ii) complete, sign and deliver the proxy card in the manner and subject to the provisions described above, or (iii) vote in one of the manners provided for in the VIF, will be entitled to vote or to have their Common Shares voted at the Annual Meeting, except to the extent that:

(a) the shareholder has transferred the ownership of any such share after the Record Date, and

(b) the transferee produces a properly endorsed share certificate for or otherwise establishes ownership of any of the transferred Common Shares and makes a demand to Computershare no later than 10 days before the Meeting that the transferee’s name be included in the list of shareholders in respect thereof.

The Company is authorized to issue an unlimited number of Common Shares and an unlimited number of preferred shares, each class having rights, privileges, restrictions and conditions attached to them as set out in the Articles of Amalgamation of the Company. The Common Shares are listed for trading on Nasdaq under the stock symbol “PMN”. As of March 23, 2026, the Company had outstanding 8,967,693 fully paid and non-assessable Common Shares , each carrying the right to one vote.

Holders of Common Shares are entitled to one vote per Common Share at meetings of shareholders. No group of Shareholders has the right to elect a specified number of directors, nor are there cumulative or similar voting rights attached to the Common Shares.

Unless otherwise provided below, the following table sets forth information regarding beneficial ownership of our Common Shares as of March 23, 2026 by:

●	each person, or group of affiliated persons, known to us to be the beneficial owner of 5% or more of our Common Shares outstanding;
●	each of our current directors;
●	our principal executive officer and our other executive officers who served during the year ended December 31, 2025, named in the Summary Compensation table below, whom, collectively, we refer to as our named executive officers; and
●	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with SEC rules. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and include Common Shares issuable upon the exercise of stock options that are immediately exercisable or exercisable within 60 days after March 23, 2026. Except as otherwise indicated, all of the shares reflected in the table are Common Shares and all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. The information is not necessarily indicative of beneficial ownership for any other purpose.

The column entitled “Percentage of Shares Beneficially Owned” is based on a total of 8,967,693 Common Shares outstanding as of March 23, 2026. Except as otherwise indicated in the footnotes below, the address of the beneficial owner is c/o ProMIS Neurosciences Inc., Suite 200, 1920 Yonge Street, Toronto, Ontario, Canada M4S 3E2.

	Amount and Nature of Beneficial		Percent of
Name and Position of Beneficial Owner	Ownership		Class
Directors and Executive Officers
Neil Warma, Chief Executive Officer	54,617	(1)	* %
Neil Cashman, Chief Scientific Officer & Director	19,059	(2)	* %
Johanne Kaplan, Chief Development Officer	11,797	(3)	* %
Eugene Williams, Chairman of the Board	16,443	(4)	* %
Madge “Maggie” K. Shafmaster, Lead Independent Director	9,713	(5)	* %
William Wyman, Director	4,689	(6)	* %
Patrick Kirwin, Director	12,462	(7)	* %
Josh Mandel-Brehm, Director	1,713	(8)	* %
Slanix Alex, Director	499	(9)	* %
All directors and executive officers as a group (11 people)	135,794	(10)	1.50%
>5% Shareholders
Entities affiliated with Janus Henderson	1,354,393	(11)	14.99%
Entities affiliated with Ally Bridge Group	943,089	(12)	9.99%
Entities affiliated with Deep Track	903,552	(13)	9.99%
Wellington Biomedical Innovation Master Investors (Cayman) II L.P.	919,010	(14)	9.99%
Trails Edge Biotechnology Master Fund, LP	934,468	(15)	9.99%
Entities Affiliated with Great Point	955,078	(16)	9.99%
Entities Affiliated with Sphera	802,489	(17)	8.60%
Entities Affiliated with Jeremy Sclar	768,494	(18)	8.30%
Woodline Master Fund LP	742,804	(19)	7.95%
Shaf QIC, LLC	681,364	(20)	7.30%
Squadron Master Fund LP	649,954	(21)	7.00%

*	Represents beneficial ownership of less than 1% of our outstanding Common Shares.
(1)	Includes 6,183 Common Shares, 42,251 Common Shares underlying options exercisable within 60 days of March 23, 2026, and 6,183 Common Shares underlying warrants exercisable within 60 days of March 23, 2026.
(2)	Includes 9,318 Common Shares, of which 665 Common Shares are held by Rosemary Cashman, Dr. Cashman’s spouse, 5,152 Common Shares underlying options exercisable within 60 days of March 23, 2026, 4,547 Common Shares underlying warrants exercisable within 60 days of March 23, 2026, and 42 Common Shares underlying deferred stock units (“DSUs”).
(3)	Includes 3,941 Common Shares, 5,796 Common Shares underlying options exercisable within 60 days of March 23, 2026, and 2,060 Common Shares underlying warrants exercisable within 60 days of March 23, 2026.
(4)	Includes 12,397 Common Shares and 4,046 Common Shares underlying options exercisable within 60 days of March 23, 2026.
(5)	Represents 8,000 Common Shares and 1,713 Common Shares underlying options exercisable within 60 days of March 23, 2026.
(6)	Includes 2,517 Common Shares and 1,879 Common Shares underlying options exercisable within 60 days of March 23, 2026.
(7)	Includes 5,135 Common Shares held directly, 1,653 Common Shares held by Patrick D. Kirwin Professional Corporation, and 306 Common Shares held by Mr. Kirwin’s spouse. Also includes 1,879 Common Shares underlying options exercisable within 60 days of March 23, 2026 and 3,490 Common Shares underlying warrants exercisable within 60 days of March 23, 2026. Mr. Kirwin will depart our board of directors effective at the Annual Meeting.
(8)	Represents Common Shares underlying options exercisable within 60 days of March 23, 2026.
(9)	Represents Common Shares underlying options exercisable within 60 days of March 23, 2026. The options are held by and for the benefit of Ally Bridge MedAlpha Master Fund, LP. Dr. Alex is the Portfolio Manager of the fund and disclaims any beneficial ownership of these shares except to the extent of his pecuniary interest in the fund.

(11)	Includes all current company Executive Officers and Directors, which includes Daniel Geffken and Dr. Larry Altstiel. Includes 49,683 Common Shares, 69,290 Common Shares underlying options exercisable within 60 days of March 23, 2026, 16,280 shares underlying warrants exercisable within 60 days of March 23, 2026, and 42 shares underlying DSUs.
(12)	Consists of (i) 1,292,757 Common Shares, (ii) 100,000 Common Shares underlying Pre-funded Warrants, and (iii) 1,392,757 Common Shares underlying Warrants. The exercisability of the Pre-funded and Common Share Warrants is subject to a 14.99% ownership limitation blocker. The securities held by Janus Henderson Biotech Innovation Master Fund Limited and Janus Henderson Biotech Innovation Master Fund II Limited may be deemed to be beneficially owned by Janus Henderson Investors US LLC (“Janus”), an investment adviser registered under the Investment Advisers Act of 1940, who acts as investment adviser for the Fund and has the ability to make decisions with respect to the voting and disposition of the shares subject to the oversight of the board of directors of the Fund. Under the terms of its management contract with the Fund, Janus has overall responsibility for directing the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations. The Fund has one or more portfolio managers appointed by and serving at the pleasure of Janus whom makes decisions with respect to the disposition of the Common Shares offered hereby. The portfolio managers for this Fund are: Andrew Acker, Daniel S. Lyons and Agustin Mohedas. The address of Janus is 151 Detroit Street, Denver, CO 80206.
(13)	Consists of (i) 943,089 Common Shares, (ii) 50,990 Common Shares underlying pre-funded warrants, 1,037,351 Common Shares underlying Warrants, and (iv) 499 Common Shares underlying Options exercisable within 60 days of March 23, 2026. The exercisability of the Pre-funded and Common Share Warrants is subject to a 9.99% ownership limitation blocker. Mr. Fan Yu is the sole stockholder of ABG V-SIV X Limited. As such, Mr. Fan Yu may be deemed to share beneficial ownership of the securities held of record by ABG V-SIV X Limited. ABG V-SIV IX Limited is 100% owned by Ally Bridge Group Global Life Science Capital Partners V, L.P. (“ABG Fund V”). Mr. Fan Yu is the director of the entity that acts as the ultimate general partner of ABG Fund V, and has the ultimate decision-making and voting power in respect of the shares owned by ABG V-SIV IX Limited.Mr. Fan Yu is the sole shareholder of ABG Management Ltd., which is the sole member of Ally Bridge Group (NY) LLC, which manages investments of Ally Bridge MedAlpha Master Fund L.P. (“MedAlpha”). As such, each of the foregoing entities and Mr. Fan Yu may be deemed to share beneficial ownership of the shares held by MedAlpha. Dr. Slanix Alex serves as President and Portfolio Manager of MedAlpha and as a Director on the Board of Directors of the Company. Notwithstanding the above, each of them disclaims any such beneficial ownership in the shares of MedAlpha, except to the extent of their respective pecuniary interest. The address of MedAlpha is c/o Ally Bridge Group (NY) LLC, 430 Park Avenue, 12th Floor, New York, NY 10022.
(14)	Consists of (i) 835,655 Common Shares and (ii) 835,655 Common Shares underlying Warrants. The exercisability of the Common Share Warrants is subject to a 9.99% ownership limitation blocker. Mr. David Kroin is the Managing Member of Deep Track Capital GP, LLC the investment manager of Deep Track Capital, LP. Deep Track Capital, LP is the investment manager of Deep Track Biotechnology Master Fund, Ltd. Deep Track Capital LP and Mr. David Kroin may be deemed to be considered beneficial owners of the securities held by Deep Track Biotechnology Master Fund, Ltd. The business address of foregoing entities and individuals is 200 Greenwich Avenue, 3rd Floor, Greenwich, CT 06830.
(15)	Consists of (i) 696,378 Common Shares and (ii) 696,378 Common Shares underlying Warrants. The exercisability of the Common Share Warrants is subject to a 9.99% ownership limitation blocker. Wellington Management Company LLP (“WMC”) has the power to vote and dispose the securities pursuant to WMC’s investment management relationship with the Stockholder. WMC is a subsidiary of Wellington Management Group LLP (“WMG”). WMG is a Massachusetts limited liability partnership, privately held by 181 partners (as of July 1, 2025). There are no external entities with any ownership interest in the firm. Individual percentages of ownership are confidential. However, no single partner owns or has the right to vote more than 5% of the Partnership’s capital. Additional information about WMC is available in Form ADV filed with the SEC. The address of WMC is c/o Wellington Management Company LLP 280 Congress Street Boston, MA 02210.
(16)	Consists of (i) 557,103 Common Shares and (ii) 557,103 Common Shares underlying Warrants. The exercisability of the Common Share Warrants is subject to a 9.99% ownership limitation blocker. The securities are held by Trails Edge Biotechnology Master Fund, LP (“Trails Edge Biotechnology”). Trails Edge Capital Partners, LP (“Trails Edge Capital”), as the investment manager to Trails Edge Biotechnology, may be deemed to beneficially own these securities. Mr. Yehudai, as the Chief Investment Officer of Trails Edge Capital, exercises voting and investment discretion with respect to these securities and as such may be deemed to beneficially own such securities. The address of these funds and persons is 3455 Peachtree Road NE, Atlanta, GA 30326.
(17)	Consists of (i) 371,402 Common Shares, (ii) 18,691 Common Shares underlying pre-funded warrants, and (iii) 632,040 Common Shares underlying warrants. The exercisability of the Common Share Warrants is subject to a 9.99% ownership limitation blocker. Great Point Partners, LLC (“Great Point”) is the investment manager of Biomedical Value Fund, L.P. (“BVF”) and Biomedical Offshore Value Fund, Ltd. (“BOVF”), and by virtue of such status may be deemed to be the beneficial owner of the BVF and BOVF Shares. Each of Dr. Jeffrey R. Jay, M.D. ("Dr. Jay"), as Senior Managing Member of Great Point, and Ms. Lillian Nordahl (“Ms. Nordahl”), as Managing Director of Great Point, has voting and investment power with respect to the BOVF Shares, and therefore may be deemed to be the beneficial owner of the BVF and BOVF Shares. Notwithstanding the above, Great Point, Dr. Jay and Ms. Nordahl disclaim beneficial ownership of the BVF Shares and the BOVF Shares, except to the extent of their respective pecuniary interests. The address of Great Point is 165 Mason Street, 3rd Floor, Greenwich, CT 06830.
(18)	Consists of (i) 336,784 Common Shares and (ii) 465,705 Common Shares underlying Warrants. Sphera Global Healthcare Management LP has voting and dispositive power over the securities held by Sphera Global Healthcare Master Fund and Sphera Biotech Master Fund, L.P. The address of Sphera Global Healthcare Management LP is 4 Yitzhak Sade, Building A, 29th Floor, Tel Aviv 6777520, Israel.
(19)	Consists of (i) 383,144 Common Shares and (ii) 385,350 Common Shares underlying Warrants. Jeremy M. Sclar has voting and dispositive power over the securities held by the Jeremy M. Sclar 2012 Irrevocable Family Trust. The address of Jeremy Sclar is 33 Boylston Street, Suite 3000, Chestnut Hill, MA 02467
(20)	Consists of (i) 371,042 Common Shares and (ii) 371,042 Common Shares underlying Warrants. These securities are held by Woodline Master Fund LP. Woodline Partners LP serves as the investment manager of Woodline Master Fund LP and may be deemed to be the beneficial owner of the shares. Woodline Partners LP disclaims any beneficial ownership of these shares. The address of the Fund is 4 Embarcadero Center, Suite 3450, San Francisco, CA 94111.
(21)	Consists of (i) 337,380 Common Shares and (ii) 343,984 Common Shares underlying Warrants. Mr. Jonathan Shafmaster has voting and dispositive power over the securities held by SHAF QIC LLC. The address of SHAF QIC LLC is 158 Shattuck Way Newington NH 03801.
(22)	Consists of (i) 324,977 Common Shares and (ii) 324,977 Common Shares underlying Warrants. These securities are held by Squadron Master Fund LP. Squadron Capital Management LLC serves as investment adviser to Squadron Master Fund LP and may be deemed to be the beneficial owner of all securities held by the fund. Matthew Sesterhenn and William F. Blank III, as Partners of Squadron Capital Management LLC, with the power to exercise investment and voting discretion, may be deemed to be the beneficial owner of all securities held by the funds. Squadron Capital Management LLC and Messrs. Sesterhenn and Blank disclaim beneficial ownership over any of the securities. The address of Squadron Capital Management LLC is 999 Oakmont Plaza Drive, Suite 600, Westmont, IL 60559.

PROPOSAL 1

ELECTION OF DIRECTORS

Our board of directors is elected each year at the annual meeting of shareholders. Each director elected to hold office will do so until the 2027 annual meeting of shareholders (the “2027 Annual Meeting”) and until his or her successor is elected and qualified, or until such director’s earlier death, resignation, or removal.

The board of directors, upon the recommendation of the corporate governance and nominating committee, has nominated Neil Cashman, Eugene Williams, Maggie Shafmaster, William Wyman, Josh Mandel-Brehm, Neil Warma, and Slanix Alex for election as a director. Each person nominated for election to our board of directors is currently serving as a director of ProMIS. The board of directors has determined that Patrick Kirwin will not stand for re-election at the upcoming Annual Meeting. The board of directors thanks Mr. Kirwin for his service and contributions to the Company. The board of directors is pleased to nominate Slanix Alex as a new independent director candidate. He brings strong expertise in the areas of capital formation and M&A and the board of directors believes this nomination reflects its ongoing commitment to strong, forward-looking governance. The board of directors recommends a vote FOR the election of Slanix Alex.

Each nominee has agreed to serve if elected, and we do not know any reason why any nominee would be unable to serve. In the event that any nominee should be unavailable for election, proxies will be voted for the election of a substitute nominee designated by the board of directors or for election of only the remaining nominees.

Unless authority to do so is withheld, shares represented by executed proxies will be voted for the election of the seven nominees named below. Proxies cannot be voted for a greater number of persons than the number of nominees standing for election.

Following the board of director’s decision not to nominate Mr. Kirwin for re-election at the upcoming Annual Meeting, Mr. Kirwin submitted a statement pursuant to Section 123 of the Ontario Business Corporations Act, which is included as Appendix C to this proxy statement.

The board of directors wishes to provide shareholders with the following context.

In mid-2025, the board of directors, through its corporate governance and nominating committee, commenced a structured review of board composition as part of its ongoing commitment to maintaining an effective and well-functioning board of directors whose collective qualifications remain aligned with the Company’s strategic priorities, including the advancement of the ongoing clinical trial for PMN310. As part of this process, Dr. Slanix Alex was appointed to the board of directors as an independent director in October 2025. Dr. Alex is President and Portfolio Manager for the Public Equity strategy at Ally Bridge Group (“ABG”), holds a PharmD designation, is a licensed pharmacist, a significant shareholder in the Company through his fund, ABG, and brings extensive experience in capital markets and business development within the biotechnology sector.

In conducting its review, the corporate governance and nominating committee considered, among other factors: (i) the size and overall composition of the board of directors, including the proportion of independent directors; (ii) the functioning and effectiveness of the board of directors as a whole; and (iii) the individual qualifications, performance, and tenure of each director. Based on this review, the corporate governance and nominating committee recommended, and the board of directors determined, not to nominate Mr. Kirwin for re-election at the upcoming Annual Meeting. Prior to the board of directors’ determination, the chairman of the board of directors, the chair of the corporate governance and nominating committee and the Chief Executive Officer each spoke with Mr. Kirwin personally, expressed the board of directors’ gratitude for his many years of service and explained the rationale for the board of directors’ decision. The board of directors thanks Mr. Kirwin for his many years of service and his contributions to the Company.

For the avoidance of doubt, Mr. Kirwin has not been removed from the board of directors. He continues to serve as a director and the board of directors expects that he will do so until the conclusion of the Annual Meeting, at which point his term of office will expire in the ordinary course.

The board of directors remains committed to the ongoing evolution of its composition to ensure that the collective qualifications, experience, and perspectives of its members continue to meet the changing needs of the Company as it advances through this important stage of its clinical and commercial development.

With respect to Mr. Kirwin's comments regarding business development matters, the board of directors notes that the Company is well-positioned to evaluate and pursue opportunities that are in the best interests of the Company and its shareholders. The board of directors and senior management team collectively bring deep expertise in clinical development, capital markets, pharmaceutical sciences, and biotechnology business development. The board of directors is satisfied that all business development matters are subject to rigorous oversight through its established governance processes, and that the independent members of the board of directors and its committees have both the qualifications and the mandate to assess all such opportunities with appropriate diligence.

The board of directors believes the foregoing process was thorough, principled, and conducted in the best interests of the Company and its shareholders.

Vote Required

Directors are elected by a plurality of the votes cast. This means that the eight director nominees receiving the highest number of FOR votes will be elected as directors. Votes that are WITHHELD will not count as votes cast and will have no effect on the election of director nominees. Broker non-votes are not considered votes cast and will likewise have no effect on the outcome of the election. OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH DIRECTOR NOMINEE TO SERVE UNTIL THE 2027 ANNUAL MEETING.

DIRECTOR BIOGRAPHIES

Below are the names, ages and certain other information for the nominees for election to our board of directors. Information with respect to the number of Common Shares beneficially owned by each director as of March 23, 2026 appears above under the heading “Ownership of Our Common Shares.” In addition to the detailed information presented below for each of our directors, we also believe that each of our directors is qualified to serve on our board of directors and has the integrity, business acumen, knowledge and industry experience, diligence, freedom from conflicts of interest and the ability to act in the interests of our shareholders.

Name	Principal Occupation, Business or Employment	Period as a Director of the Company	Common Shares Beneficially Owned or Controlled

Neil Warma Chief Executive Officer and Director, California, USA Age: 63

Chief Executive Officer of the Company since January 2024, Former President and CEO of Genexine, Inc. from April 2022 to November 2023, Former General Manager of I-Mab Biopharma, since September 2019; Founder and CEO BioHealth Care, since 2018; Executive Chairman of Ridgeline Therapeutics, since 2019; Director of TGM Biosciences since 2018.

		Since May 20, 2021	54,617(1)
Neil Cashman Director, CSO, British Columbia, Canada Age: 74

Director and Chief Scientific Officer of the Company; Professor, University of British Columbia (UBC); Canada Research Chair in Neurodegeneration and Protein Misfolding Diseases (UBC); Director, ALS Clinic Vancouver General.

		September 21, 2005 to January 9, 2008 and since June 9, 2010	19,059(2)
Eugene Williams Director, Massachusetts, USA Age: 66	Chairman and former Chief Executive Officer of the Company; CEO of Autoimmunity BioSolutions since November 2024 and SVP Strategy for Acta Pharmaceuticals since November 2022.	Since June 29, 2015	16,443(3)
Maggie Shafmaster (9), (11) Lead Independent Director, Florida, USA,	Independent consultant since 2014, providing strategic advice related to IP portfolio	Since September 22, 2021	9,713(4)

Name	Principal Occupation, Business or Employment	Period as a Director of the Company	Common Shares Beneficially Owned or Controlled

Age: 67	development, commercial transactions and potential and ongoing patent and trade secret disputes.
William Wyman (8), (9), (10), (11) Director, New Hampshire, USA Age: 88	Director of the Company; Management consultant; Director of Allston Trading, a trading firm; Founder of Oliver Wyman, a management consulting firm.	Since March 8, 2014	4,689(5)
Josh Mandel-Brehm (8), (10), (11) Director, Massachusetts, USA Age: 43	President and Chief Executive Officer, CAMP4 Therapeutics Corporation, since May 2017; Entrepreneur Partner, Polaris Partners, since May 2017; Founder, Vico Therapeutics, since September 2019.	Since September 1, 2021	1,713(6)
Slanix Alex (11) Director, Florida, USA Age: 36	President and Portfolio Manager for Ally Bridge Group’s Public Equity strategy since 2023	Since October 22, 2025	499(7)
(1)	Includes 6,183 Common Shares, 42,251 Common Shares underlying options exercisable within 60 days of March 23, 2026, and 6,183 Common Shares underlying warrants exercisable within 60 days of March 23, 2026.
(2)	Includes 9,318 Common Shares, of which 665 Common Shares are held by Rosemary Cashman, Dr. Cashman’s spouse, 5,152 Common Shares underlying options exercisable within 60 days of March 23, 2026, 4,547 Common Shares underlying warrants exercisable within 60 days of March 23, 2026, and 42 Common Shares underlying deferred stock units (“DSUs”).
(3)	Includes 12,397 Common Shares and 4,046 Common Shares underlying options exercisable within 60 days of March 23, 2026.
(4)	Includes 8,000 Common Shares and 1,713 Common Shares underlying options exercisable within 60 days of March 23, 2026.
(5)	Includes 2,517 Common Shares and 1,879 Common Shares underlying options exercisable within 60 days of March 23, 2026.
(6)	Represents Common Shares underlying options exercisable within 60 days of March 23, 2026.
(7)	Represents Common Shares underlying options exercisable within 60 days of March 23, 2026. The options are held by and for the benefit of Ally Bridge Group. See further discussion on Ally Bridge Group holdings in the “Ownership of Our Common Shares” section above.
(8)	Member of the Audit Committee.
(9)	Member of the Compensation Committee
(10)	Member of the Corporate Governance and Nominating Committee.
(11)	Independent director.

Neil Warma has served as CEO of the Company since January 2024 and as a director of the Company since May 2021. Mr. Warma served as our interim CEO from December 2023 through January 2024. Mr. Warma has been a healthcare entrepreneur for over twenty-five years, having managed and advised numerous biotechnology and pharmaceutical companies across the globe. Previously, Mr. Warma was the President and CEO of Genexine, Inc., a publicly-traded global biopharmaceutical company, for which he also serves as a member of its board of directors. Previously, Mr. Warma served as the General Manager of I-Mab Biopharma U.S., a publicly-traded global biopharmaceutical company from September 2019 until May 2022. Mr. Warma was founder and from 2018 to 2019 served as CEO of Biohealth Care, LLC, which provided advisory services to the healthcare industry. Previously, Mr. Warma was President and CEO and a member of the board of directors of Opexa Therapeutics, Inc., a publicly-traded biopharmaceutical company from 2008 to 2017. He was President, CEO and Director of Viron Therapeutics from 2004 to 2007 and prior to that held several senior positions at Novartis AG in Basel, Switzerland. Mr. Warma has served as a director for Genexine Ltd., a public company, and Biotechnology Innovation Organization since March 2021 and November 2020, respectively. Mr. Warma earned a Bachelor of Science degree in Neuroscience from the University of

Toronto and a Master of Business Administration from York University. We believe Mr. Warma’s experience in the biotechnology industry and with our Company qualifies him to serve on our board of directors.

Neil Cashman has served as CSO and as a director of the Company since May 2004 and June 2010, respectively. Dr. Cashman served as a Professor at the UBC from July 2005 until he became Professor Emeritus as of February 1, 2022, when he became a full-time employee of the Company. He has also served as the Canada Research Chair in Neurodegeneration and Protein Misfolding Diseases at UBC from 2005 to 2019. He was also director of the ALS Clinic at Vancouver General Hospital from July 2005 to January 2022. Dr. Cashman earned a Bachelor of Arts degree in Physics from Bowdoin College and a Medical Degree from the University of Massachusetts Medical School. Dr. Cashman served his residency in neurology with the University of Chicago Hospitals & Clinics. We believe Dr. Cashman’s historical experience with our Company as well as his professional experience qualifies him to serve on our board of directors.

Eugene Williams has served as Chairman since September 2022. He served as Chairman and CEO of the Company from October 2021 to September 2022. Prior thereto, Mr. Williams served as Chairman of the Company since July 2015. Prior, Mr. Williams currently serves as CEO of Autoimmunity BioSolutions (ABS) since November 2024, a preclinical stage biotech developing therapeutics and diagnostics in autoimmune disease, and as the SVP Strategy at Acta Pharmaceuticals since November 2022. Acta is developing small molecule therapies and natural supplements for Alzheimer's Disease. Mr. Williams also served as Chairman and Chief Executive Officer of Akashi (f/k/a DART Therapeutics, Inc.) from June 2010 to January 2014. Previously Mr. Williams was a senior executive at Genzyme, where he had broad management responsibilities in drug development, commercialization, and licensing. Mr. Williams graduated from Harvard College with a Bachelor of Arts degree in Economics and earned a Master of Business Administration from Harvard Business School. We believe Mr. Williams’ experience as our Chief Executive Officer, as well as his experience in the biotechnology industry, qualifies him to serve on our board of directors.

Maggie Shafmaster has served as a director of the Company since September 2021 and as lead independent director of the Company since May 2022. Dr. Shafmaster has over 30 years of experience providing intellectual property and transactional advice to the biotechnology and pharmaceutical industries. Prior to her tenure at ProMIS, Dr. Shafmaster was Vice President and Chief Patent Counsel at Sanofi Pasteur from 2011 to 2014 and Senior Vice President and Chief Patent Counsel at Genzyme Corp. from 2006 to 2011. She has also acted as an expert witness in litigations involving trade secret misappropriation and patent infringement. Dr. Shafmaster earned her Ph.D. in Molecular Biology and Virology from Cornell University Graduate School of Medical Sciences, a Juris Doctor from New York Law School, and a Bachelor of Arts in Biology from the University of California Santa Cruz. We believe Dr. Shafmaster’s experience in the biotechnology industry qualifies her to serve on our board of directors.

William Wyman has served as a director of the Company since March 2014. In 1984, Mr. Wyman co-founded Oliver Wyman & Co., a general management consulting firm. Since his retirement from the firm in 1995, Mr. Wyman has served as a director and advisor to nearly two dozen public and private companies in the finance and technology industries. Mr. Wyman has also served as a consultant and owner of Wyman Consulting Associates since 2016. Mr. Wyman has been a member of the board of trustees of Dartmouth Hitchcock Medical Center, Mary Hitchcock Hospital, and the Dartmouth Hitchcock Clinic, and currently serves on the Board Joint Development Committee. He is currently a member of the Board of Trustees of New England College. He served as a director of Allston Trading, LLC, a trading firm, since 2008, and as a member of the board of advisors of several private equity firms since 1995. He has also served on the National Academy of Sciences’ committee on health equity. Mr. Wyman earned a Bachelor of Arts degree in Economics from Colgate University and a Master of Business Administration from Harvard Business School. We believe Mr. Wyman’s experience consulting and serving as a director for a variety of public and private companies qualifies him to serve on our board of directors.

Josh Mandel-Brehm has served as a director of the Company since September 2021. Mr. Mandel-Brehm has served as President and Chief Executive Officer of CAMP4 Therapeutics Corporation since May 2017 and as entrepreneur partner with Polaris Partners. Prior to May 2017, Mr. Mandel-Brehm served in business development for Biogen Corporation from May 2013 to May 2017. He has also been a founder and board member for Vico Therapeutics B.V.

since October 2019. Mr. Mandel-Brehm earned a Bachelor of Arts degree in Biology from Washington University in St. Louis and a Master of Business Administration from the University of Michigan. We believe Mr. Mandel-Brehm’s experience in the biotechnology industry qualifies him to serve on our board of directors.

Slanix Alex has served as a director of the Company since October 2025. Dr. Alex joined Ally Bridge Group in 2023 and is the President and Portfolio Manager for the Public Equity strategy. Before joining Ally Bridge Group, Slanix invested in life sciences companies as a founding Partner and Senior Analyst for Tri Locum Partners and previously as an Investment Analyst for Consonance Capital Management. Prior to the buy-side, Slanix worked in sell-side biotechnology equity research at RBC Capital Markets and Credit Suisse. Slanix began his career in strategy consulting at Bionest Partners, advising life sciences companies on business development and commercial strategy. Slanix is a licensed pharmacist and holds a PharmD from St John’s University. We believe Dr. Alex’s experience in capital markets and the biotechnology industry qualifies him to serve on our board of directors.

Family Relationships

There are no family relationships among any of our directors.

Legal Proceedings

There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or our subsidiary.

Cease Trade Orders and Bankruptcies

To the knowledge of the Company, no executive officer or proposed director of the Company is, as of the date of this proxy statement, or has been, within the ten years prior to the date of this proxy statement, a director, chief executive officer or chief financial officer of any company (including the Company) that: (i) was subject to an order that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer; or (ii) was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

For the purpose of this paragraph, “order” means: (a) a cease trade order; (b) an order similar to a cease trade order; or (c) an order that denied the relevant company access to any exemption under securities legislation that was in effect for a period of more than 30 consecutive days. No executive officer or proposed director of the Company is, as at the date of this proxy statement, or has been within ten years before the date of this proxy statement, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

Penalties and Sanctions

To the knowledge of the Company no executive officer or proposed director of the Company has been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority, or has been subject to any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable Shareholder in deciding whether to vote for a proposed director.

Individual Bankruptcies

To the knowledge of the Company, no executive officer or proposed director of the Company has, within the ten years before the date of this proxy statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the officer or proposed director.

Interest of Certain Persons or Companies in Matters to be Acted Upon

To the best of our knowledge, except as otherwise disclosed herein, no person who has been a director or executive officer of the Company at any time since the beginning of the Company’s last completed financial year, nor any proposed nominee for election as a director of the Company, nor any associate or affiliate of the foregoing persons, has any substantial or material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Meeting other than the election of directors and as set out herein.

DIRECTOR COMPENSATION

As of December 31, 2025, the Company had eight directors, two of whom were also employees: Neil Warma (CEO) and Neil Cashman (CSO). The remaining six directors were considered independent directors at such time, namely Eugene Williams, our Chairman, and Patrick Kirwin, Josh Mandel-Brehm, Maggie Shafmaster, William Wyman, and Slanix Alex.

Directors who hold positions as executive officers with the Company do not receive additional compensation for their service as directors. Accordingly, Mr. Warma and Dr. Cashman did not receive any additional compensation for their service as directors during the year ended December 31, 2025. For a description of the compensation paid to Mr. Warma, see “Summary Compensation Table for 2025 and 2024,” included herein. Dr. Cashman is not a named executive officer for 2025.

Each member of the Company’s board is entitled to reimbursement for reasonable travel and other expenses incurred in connection with attending board meetings and meetings for any committee on which he or she serves.

Compensation of Directors

The form and amount of director compensation is reviewed annually and as deemed advisable by the Compensation Committee, which shall make recommendations to the board based on such review. The Compensation Committee reviews director compensation on an annual basis to ensure that the Company offers director compensation that is: (i) commensurate with the efforts the Company expects from existing board members; (ii) competitive in the Company’s industry in order that the Company might attract the best possible candidates to assist the Company and its shareholders in a fiduciary capacity; and (iii) aligned with shareholder interests as the Company grows. The board retains the ultimate authority to determine the form and amount of director compensation.

Non-employee Director Compensation Policy

In December 2024, we adopted a new non-employee director compensation policy, designed to enable us to attract and retain, on a long term basis, highly qualified non-employee directors. Under the policy, our non-employee directors are eligible to receive cash retainers (which will be payable quarterly in arrears and prorated for partial years of service) and equity awards as set forth below:

Annual Retainer for board Membership: $40,000 for general availability and participation in meetings and conference calls of our board.

Additional Annual Retainer for Committee Membership
Audit Committee Chair:	15,000
Audit Committee member (other than Chair):	7,500
Compensation Committee Chair:	10,000
Compensation Committee member (other than Chair):	5,000
Nominating and Corporate Governance Committee Chair:	8,000
Nominating and Corporate Governance Committee member (other than Chair):	4,000

In addition, our policy provides that, upon initial election or appointment to our board, each new non-employee director will be granted a one-time grant of a non-statutory stock option to purchase 1,600 Common Shares on the date of such director’s election or appointment to the board (the “Director Initial Award”). The Director Initial Award will vest over three years, with ¼ of the Director Initial Grant vesting on the date of grant and the remaining ¾ of the Director Initial Award vesting in equal monthly installments, subject to the non-employee director’s continued services to the company. On the date of each annual meeting of stockholders of our company, each non-employee director who will continue as a non-employee director following such meeting will be granted an annual award of a non-statutory stock option to purchase 800 Common Shares (the “Director Annual Award”). The Director Annual Award will vest in full on the earlier of the one-year anniversary of the grant date or on the date of our next annual meeting of stockholders, subject to the non-employee director’s continued services to the us. At the discretion of the board, non-employee directors, other than directors receiving the Director Initial Award, may receive a re-stake option award to purchase such amount of Common Shares as determined by the board (the “Director Re-Stake Award”). The Director Re-Stake Award will vest over two years, with 1/3 of the Director Initial Grant vesting on the date of grant and the remaining 2/3 of the Director Re-Stake Grant vesting in equal monthly installments, subject to the non-employee director’s continued services to the company.

At the discretion of the board, such awards are subject to full acceleration vesting upon a Sale Event (as defined in the 2025 Plan). The aggregate amount of compensation, including both equity compensation and cash compensation, paid to any non-employee director for service as a non-employee director in a calendar year period will not exceed $1,000,000 in the first calendar year such individual becomes a non-employee director and $750,000 in any other calendar year. We also reimburse all reasonable out-of-pocket expenses incurred by directors for their attendance at meetings of our board or any committee thereof. Employee directors receive no additional compensation for their service as a director.

Director Compensation for 2025

The following table sets forth all compensation paid to or earned by each director of the Company during fiscal year 2025.

	Fees Earned
	or	Option	All Other
	Paid in Cash	Awards	Compensation
Name(1)	($)(1)	($)(2)(3)	($)(4)	Total ($)
Patrick Kirwin	$51,500	$7,916	$—	$59,416
Josh Mandel-Brehm	$55,500	$7,916	$—	$63,416
Maggie Shafmaster	$50,000	$7,916	$—	$57,916
Eugene Williams	$50,000	$7,916	$168,750	$226,666
William Wyman	$64,000	$7,916	$—	$71,916
Slanix Alex	$7,717	$—	$—	$7,717

(1)Amounts reported reflect cash fees paid to non-employee directors.

(2)The amounts reported in the Option Awards column reflects aggregate grant date fair value computed in accordance with ASC Topic 718, Compensation — Stock Compensation. These amounts reflect our calculation of the value of these awards at the grant date and do not necessarily correspond to the actual value that may ultimately be realized by the director. Please refer to Note 9 of the Notes to the Audited Consolidated Financial Statements for the year ended December 31, 2025 for additional information regarding share based compensation.

(3) The table below shows the aggregate number of outstanding options held by each of our non-employee directors as of December 31, 2025:

Name	Shares underlying option awards (#)
Patrick Kirwin	1,879
Josh Mandel-Brehm	1,713
Maggie Shafmaster	1,713
Eugene Williams	4,046
William Wyman	1,879
Slanix Alex	499

(4)Includes $168,750 of cash consulting fees paid to Mr. Williams during 2025 pursuant to the Williams Consulting Agreement as described below.

(5)Dr. Alex was appointed on October 22, 2025.

The Company entered into a strategic services consulting agreement with Mr. Williams on September 12, 2022 (the “Williams Consulting Agreement”). Pursuant to the Williams Consulting Agreement, Mr. Williams served as a consultant and strategic advisor to the board from the period beginning on the effective date of the Williams Consulting Agreement and ending on its third anniversary (the “Consulting Period”). Service in this role counts as service towards the vesting and exercisability of Mr. Williams’ outstanding equity compensation awards from the Company, including awards granted to Mr. Williams in his capacity as an employee prior to his resignation date. In exchange for such consulting services, the Company paid Mr. Williams, in equal monthly installments, a consulting fee of $225,000 per year during the Consulting Period. The Consulting Period ended September 12, 2025, and the Other Compensation paid to Mr. Williams during 2025 reflects his pro rata compensation paid during the portion of the year in which the Williams Consulting Agreement was active.

CORPORATE GOVERNANCE

General

We believe that good corporate governance is important to ensure that our company is managed for the long-term benefit of our shareholders. We periodically review our corporate governance policies and practices and compare them to those suggested by various authorities in corporate governance and the practices of other public companies. As a result, we have adopted policies and procedures that we believe are in the best interests of our company and our shareholders.

Other Public Directorships

Mr. Neil Warma served as an independent director from March 2021 to November 2023 for Genexine Ltd., a public company listed on the Korea Stock Exchange.

Mr. Joshua Mandel-Brehm has served as a director since May 2017 of Camp4 Therapeutics Corp., a public company listed on the Nasdaq Global Exchange.

The remaining current directors are not on a board of directors of any other reporting issuer.

Code of Business Conduct and Ethics

Our board of directors has adopted a Code of Business Conduct and Ethics. The Code of Business Conduct and Ethics applies to all of our employees, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions), agents and representatives, including directors and consultants. The full text of our Code of Business Conduct and Ethics is posted on our website at www.promisneurosciences.com. We intend to disclose future amendments to certain provisions of our Code of Business Conduct and Ethics on our website. The inclusion of our website address in this document does not include or incorporate by reference the information on our website into this document, and you should not consider that information a part of this document.

Removal of Directors

The OBCA provides that our directors may be removed by the affirmative vote of the holders of at least a majority of the votes cast at an annual or special meeting of our shareholders, and that certain vacancies on our board of directors, including a vacancy resulting from an enlargement of our board of directors that is permitted by the OBCA, may be filled by a quorum of our directors. In accordance with the terms of the Articles of the Corporation (as amended, the “articles”), and our general by-laws (as amended, the “by-laws”), we expect that our board of directors will be elected to hold office until the next annual shareholders meeting.

Recommendation of Director Nominees by Stockholders

Our Bylaws provide for advance notice requirements for nominations for election to the board of directors at any annual or special meeting of shareholders, establishing that notice of a nomination for an annual meeting must be provided not less than 30 nor more than 65 days prior to the date of such meeting, subject to exception, and nomination for a special meeting must be provided not later than the fifteenth (15th) day following the day on which the first public announcement of the date of the special meeting of shareholders was made, among other things. There have been no material changes to the procedures by which our stockholders may recommend nominees to the board of directors.

Determination of Independence

The independence of our directors is determined under the corporate governance rules of the Nasdaq and Canadian securities laws. The independence rules of Nasdaq include a series of objective tests, including that an “independent” person will not be employed by us and will not be engaged in various types of business dealings with us. In addition, the board of directors is required to make a subjective determination as to each person that no material relationship exists with the Company either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company. It has been determined by the board of directors that five of our directors are independent persons under the independence rules of the Nasdaq and Canadian securities laws: Patrick Kirwin, Josh Mandel-Brehm, Maggie Shafmaster, William Wyman, and Slanix Alex. Neil Warma (Chief Executive Officer) and Neil Cashman, M.D. (Chief Scientific Officer) are the non-independent directors of the Company. Neil Warma is not independent because he is the Company’s CEO. Neil Cashman is not independent because he is the Company’s CSO. Eugene Williams was a party to the Williams Consulting Agreement during the preceding three years pursuant to which he received advisory services fees. Mr. Kirwin will be departing from our Board following the Annual Meeting and we thank him for his service as a director.

Director Candidates and Criteria

Our board of directors is responsible for selecting its own members. The board of directors delegates the selection and nomination process to our corporate governance and nominating committee, with the expectation that other members of the board of directors, and of management, will be requested to take part in the process as appropriate.

Generally, our corporate governance and nominating committee identifies candidates for director nominees in consultation with management, through the use of independent director search firms, through recommendations submitted by shareholders or through such other methods as the corporate governance and nominating committee deems to be helpful to identify candidates. Once candidates have been identified, the corporate governance and nominating committee confirms that the candidates meet the minimum qualifications for director nominees established by the corporate governance and nominating committee. These criteria include the candidate’s personal and professional ethics and integrity, achievement and competence in our field and ability to exercise sound business judgment, skills that are complementary to those of our existing board of directors, ability to assist and support management and make significant contributions to our success, and an understanding of the fiduciary responsibilities that are required of a director and the and the ability to act in the interests of all shareholders.

The corporate governance and nominating committee may gather information about the candidates through meetings from time to time, questionnaires, or background checks to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by members of the committee and our board. The corporate governance and nominating committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. Based on the results of the evaluation process, the corporate governance and nominating committee recommends candidates for the board of directors’ approval as director nominees for election to the board of directors.

The board of directors does not believe that limits on the number of consecutive terms a director may serve or on the directors’ ages are appropriate at this stage. Instead, each director’s performance and their continued service is assessed by the corporate governance and nominating committee in light of the needs of the board of directors and other relevant factors. The board is aware of the positive impacts of bringing new perspectives to the board of directors, and therefore does occasionally add new members; however, it values continuity on the board of directors and maintaining in-depth knowledge of the Company held by at least one of its members who has a longstanding relationship with the Company.

Shareholders may recommend individuals to our corporate governance and nominating committee for consideration as potential director candidates by providing timely notice and meeting the other requirements set forth in our by-laws, including our advance notice provision, and the rules and regulations of the SEC, applicable Canadian securities laws, and the OBCA. Assuming such requirements have been met, the corporate governance and nominating committee will evaluate shareholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. If the board determines to nominate a shareholder-recommended candidate and recommends his or her election, then his or her name will be included in our proxy card for the next annual meeting. Shareholders also have the right under the OBCA, subject to the requirements of section 99 therein, to directly nominate director candidates, without any action or recommendation on the part of the committee or our board of directors. However, any such nominations must comply with the Company’s advance notice by-law (see “Recommendation of Director Nominees by Stockholders”, above).

The company conducts an orientation program for each new director, which generally includes conversations with individual members of management. The orientation is designed to familiarize the new director with the company’s business and strategic plans, key policies and practices, principal officers and management structure, auditing and compliance processes and its code of business conduct and ethics. New directors have access to historical published information about the company, its articles and by-laws, the corporate governance guidelines and the charters of the board of directors’ committees and other relevant information. The corporate governance and nominating committee is responsible for providing materials or briefing sessions for continuing directors on topics that will assist them in discharging their duties. In addition, management makes regular presentations to the board of directors on the main areas of the company’s business and new developments in the industry.

Communication from Shareholders

The board of directors will give appropriate attention to written communications that are submitted by shareholders and will respond if and as appropriate. The chairman of the board of directors is primarily responsible for monitoring communications from shareholders and for providing copies or summaries to the other directors as he considers appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the chairman of the board of directors considers to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we receive repetitive or duplicative communications.

Board and Committee Meetings

Our board of directors held 7 meetings during 2025. During 2025, all of the directors then in office attended at least 75% of the aggregate of all meetings of the board of directors and all meetings of the committees of the board of directors on which such director then served. A director’s attendance rate is considered by the corporate governance and nominating committee when making recommendations for re-appointment of the director. Continuing directors and nominees for election as directors in a given year are required to attend the annual meeting of shareholders, barring significant commitments or special circumstances. ProMIS held a 2025 annual meeting of shareholders, as well as a 2025 special meeting of shareholders. All of the 7 then-serving directors attended both of these meetings.

The following table provides the attendance of each director of the Company with respect to board and committee meetings for the fiscal year ended December 31, 2025:

Name of Director	Attendance at Board of Director Meetings	Attendance at Committee Meetings
Neil Warma	8 of 8	N/A
Neil Cashman	8 of 8	N/A
Slanix Alex	1 of 1	N/A
Eugene Williams	8 of 8	N/A
William Wyman	7 of 8	5 of 6
Patrick Kirwin	8 of 8	4 of 4
Josh Mandel-Brehm	8 of 8	5 of 5
Maggie Shafmaster	8 of 8	1 of 1

*Dr. Alex was appointed on October 22, 2025. There were only 1 meeting during Dr. Alex’s tenure in 2025.

Board Mandate

The Board Charter is attached as Exhibit 1 to the Management Information Circular prepared for the Company’s annual meeting of Shareholders held June 28, 2017, which was SEDAR filed on May 24, 2017 www.sedarplus.ca. A copy of the Board Charter may also be found on the Company’s website at: https://promisneurosciences.com/policies-and-compliance.

Committee Charters

The full text of our audit committee charter, compensation committee charter, and corporate governance and nominating committee charter are posted on the investor relations portion of our website at www.promisneurosciences.com. We do not incorporate the information contained on, or accessible through, our corporate website into this Annual Report, and you should not consider it a part of this Annual Report.

Audit Committee

The audit committee assists the Company’s board of directors in fulfilling its oversight responsibilities relating to financial accounting and reporting process and internal controls for the Company and ensuring the adequacy and effectiveness of the Company’s risk management programs. The audit committee reviews the financial reports and other financial information provided by the Company to regulatory authorities and its shareholders, as well as reviews the Company’s system of internal controls regarding finance and accounting, including auditing, accounting, and financial reporting processes. The audit committee held 4 meetings in 2025.

Composition of the Audit Committee

As of March 23, 2026, the following are the members of the audit committee:

Name of Member	Independent(1)	Financially Literate(2)
William Wyman	Yes	Yes
Patrick Kirwin (4)	Yes	Yes
Josh Mandel-Brehm	Yes	Yes

Notes:

(1)A member of the audit committee is independent if he or she meets the independence definitions under both National Instrument 52-110-audit committees and Nasdaq Rule 5605 and has no direct or indirect ‘material relationship’ with the Company. A material relationship is a relationship which could, in the view of the Company’s board of directors, reasonably interfere with the exercise of a member’s independent judgment. Any executive officer of the Company is deemed to have a material relationship with the Company.

(2)A member of the audit committee is financially literate if he or she has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Company’s financial statements.

(3)Each member of the audit committee is deemed to be an “audit committee financial expert” and has sufficient knowledge in financial and auditing matters to serve on the audit committee.

(4) Mr. Kirwin will be departing from the board of directors and the audit committee following the Annual Meeting and the Company will appoint a member of its board of directors to the audit committee effective as of such date.

Relevant Education and Experience

Each member of the audit committee has experience relevant to his or her responsibilities as an audit committee member. See “Director Biographies” for a description of the education and experience of each audit committee member.

Audit Committee Oversight

At no time since the commencement of the Company’s most recently completed financial year were any audit committee recommendations to nominate or compensate an external auditor not adopted by the board of directors.

Audit Committee Charter

The board of directors has adopted a written charter for the audit committee, which sets out the audit committee’s purpose, duties and responsibilities. The audit committee’s primary responsibilities are (i) overseeing the integrity of the Company’s financial statements and reviewing the financial reports, the audits thereof, and other financial information provided by the Company to any governmental body or the public and other relevant documents; (ii) recommending the appointment and reviewing and appraising the audit efforts of the Company’s external auditor, overseeing the external auditor’s qualifications and independence and providing an open avenue of communication among the external auditor, financial and senior management and the board of directors; (iii) serving as an external and objective party to oversee and monitor the Company’s financial reporting process and internal controls, the Company’s processes to manage business and financial risk, and its compliance with legal, ethical and regulatory requirements; and (iv) encouraging continuous improvement of, and fostering adherence to, the Company’s policies, procedures and practices at all levels. The audit committee must also review and recommend to the board of directors for approval: (a) the annual audited financial statements; and (b) the Company’s financial statements, MD&As, earnings releases and other public disclosures and securities filings to be filed with regulatory bodies, such as securities commissions, prior to filing or prior to the release of earnings. In fulfilling its mandate, the audit committee will also, among other things, (1) be directly responsible for the appointment, compensation, retention and oversight of the work of any external auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (2) review and discuss, on an annual basis, with the external auditor all significant relationships they have with the Company to determine their independence and report to the board of directors; (3) review the performance of the external auditor; (4) review the report of the external auditor on the annual audited consolidated financial statements; and (5) perform such other duties as required by the Company’s incorporating statute and applicable securities legislation and policies. The audit committee has unrestricted access to all books and records of the Company and may request any information as it may deem appropriate. It also has the authority to retain and compensate special legal, accounting, financial and other consultants or experts in the performance of its duties.

Compensation Committee

The compensation committee of the board of directors assists the board of directors in fulfilling its oversight responsibilities relating to the recruitment, compensation, evaluation and retention of senior management and other key employees, and in particular the CEO, with the skills and expertise needed to enable the Company to achieve its goals and strategies at competitive compensation and with appropriate performance incentives. The compensation committee held 1 meeting in 2025.

Composition of the compensation committee

As of March 23, 2026, the following are the members of the compensation committee:

Name of Member	Independent(1)
Maggie Shafmaster	Yes
William Wyman	Yes

Notes:

(1)A member of the compensation committee is independent if he or she meets the independence definitions under both National Instrument 58-101 and Nasdaq Rule 5605 and has no direct or indirect ‘material relationship’ with the Company. A material relationship is a relationship which could, in the view of the Company’s board of directors, reasonably interfere with the exercise of a member’s independent judgment. Any executive officer of the Company is deemed to have a material relationship with the Company.

Compensation Committee Charter

The board of directors has adopted a written charter for the compensation committee, which sets out the compensation committee’s responsibilities. Its primary responsibilities are (1) reviewing and approving and then recommending to the board of directors salary, bonus, and other benefits, direct or indirect, and any change control packages of the Chief Executive Officer and other members of the senior management team; (2) recommending compensation plans and guidelines to the board; (3) administering the Company’s compensation plans, including stock option plans, outside director compensation plans, and such other compensation plans or structures as are adopted by the Company from time-to-time; (4) with the assistance of management, researching and identifying trends in board of directors and employment compensation and benefits; and (5) with the assistance of management, establishing a periodic review of the Company’s policies in the area of management benefits and perquisites. The compensation committee has also been delegated responsibility for, among other things, (a) providing periodic reports to the board of directors on compensation matters; (b) annually reviewing and making recommendations to the board of directors upon the recommendation of members of senior management with respect to the Company’s overall compensation and benefits philosophies and programs for employees, including base salaries, bonus and any incentive plans, deferred compensation and retirement plans and share purchase or issuance plans including stock options; (c) annually reviewing and approving corporate goals and objectives relevant to the Chief Executive Officer’s compensation and evaluating his/her performance in light of those corporate goals and objectives and, based on such analysis, annually reviewing and making recommendations to the board of directors with respect to the Company’s compensation and benefit programs for the Chief Executive Officer and doing the same for other senior officers of the Company including base salaries, bonuses or other performance incentives and stock options; (d) reviewing and approving a report on Executive Compensation on an annual basis in connection with the preparation of materials to be provided to shareholders in connection with the Company’s annual shareholder meeting or as otherwise required pursuant to any applicable securities laws or exchange rules; (e) reviewing all other executive compensation disclosure; and (f) reviewing and recommending to the board of directors the compensation of the board of directors.

Compensation Consultant

Alpine Rewards (“Alpine”) has served as the Compensation Committee’s independent compensation consultant since October 2024. Alpine reports directly to the Compensation Committee, and the Compensation Committee has the sole authority to hire, terminate and direct the work of Alpine. Alpine provides various executive compensation services to the Compensation Committee, including an analysis of executive compensation as relates to base salary, target annual cash incentives and long-term equity incentives for executive officers and advice on evolving industry practices and market information. As part of its engagement, Alpine assists our Compensation Committee in developing an appropriate group of peer companies to help us determine the appropriate level of overall compensation for our executive officers, as well as assess each separate element of compensation, with a goal of ensuring that the compensation we offer to our executive officers is competitive and fair. Alpine also provides the Compensation Committee with advice and analysis regarding compensation of non-employee directors. The Compensation Committee has assessed the independence of Alpine pursuant to SEC and Nasdaq rules and, taking into account the relevant factors for consideration, concluded that the work of Alpine for the Compensation Committee does not raise any conflict of interest.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee of the board of directors assists the board of directors in fulfilling its oversight responsibilities relating to the corporate governance of the Company and the size, structure, and membership of the board of directors and its committees. The Corporate Governance and Nominating Committee held 1 meeting in 2025.

Composition of the Corporate Governance and Nominating Committee

As of March 23, 2026, the following are the members of the Corporate Governance and Nominating Committee:

Name of Member	Independent(1)
Josh Mandel-Brehm	Yes
Patrick Kirwin	Yes
William Wyman	Yes

Notes:

(1)A member of the Corporate Governance and Nominating Committee is independent if he or she meets the independence definitions under both National Instrument 58-101 and Nasdaq Rule 5605 and has no direct or indirect ‘material relationship’ with the Company. A material relationship is a relationship which could, in the view of the Company’s Board, reasonably interfere with the exercise of a member’s independent judgment. Any executive officer of the Company is deemed to have a material relationship with the Company.

Corporate Governance and Nominating Committee Charter

The board of directors has adopted a written charter for the Corporate Governance and Nominating Committee, which sets out the Corporate Governance and Nominating Committee’s responsibilities. Its primary function is to assist the board of directors in fulfilling its oversight responsibilities by (i) assessing the effectiveness of the board of directors as a whole as well as discussing the contribution of individual members; (ii) assessing the Company’s governance; (iii) proposing new nominees for appointment to the board of directors; and (iv) orienting new directors. The Corporate Governance and Nominating Committee has been delegated responsibility for, among other things, (a) reviewing on a periodic basis, the size and composition of the board of directors and ensuring that an appropriate number of independent directors sit on the board of directors; (b) facilitating the independent functioning and maintaining an effective relationship between the board of directors and management of the Company; (c) annually reviewing the performance and qualifications of existing directors in connection with their re-election; (d) reviewing the quality of the Company’s governance and suggesting changes to the Company’s governance practices to the board of directors as appropriate; (e) establishing qualifications and skills necessary for members of the board of directors (as well as skills and competencies the board of directors needs as a whole) and procedures for identifying possible nominees who meet these criteria (and who are likely to bring to the board of directors the skills and qualifications the board of directors needs as a whole); (f) establishing an appropriate review selection process for new nominees to the board of directors; (g) analyzing the needs of the board of directors when vacancies arise on the board of directors and identifying and recommending nominees who meet such needs; and (h) ensuring that disclosure and securities compliance policies are in place.

Although the Company does not currently have a written policy relating to the identification and nomination of women, Aboriginal peoples, persons with disabilities or members of visible minorities as directors, when the Corporate Governance and Nominating Committee recommends candidates for director positions, it considers not only the qualifications, personal qualities, business background and experience of the candidates, it also considers the composition of the group of nominees, to best bring together a selection of candidates allowing the board of directors to perform efficiently and act in the best interests of the Company and its shareholders. The Company is aware of the benefits of diversity on the board and at the executive and senior management levels, and therefore the level of representation of women, Aboriginal peoples, persons with disabilities and members of visible minorities is one factor taken into consideration during the search process for directors and for executives and senior management positions. The board of directors also considers the composition of the group of directors and senior management, including the representation of women, Aboriginal peoples, persons with disabilities and members of visible minorities, to best bring together a selection of candidates allowing the company’s management to perform efficiently and act in the best interest of the company and its shareholders.

Indemnification Agreements

In the ordinary course of business, the Company enters into agreements that may include indemnification provisions. Pursuant to such agreements, the Company may indemnify, hold harmless and defend an indemnified party for losses suffered or incurred by the indemnified party. Some of the provisions will limit losses to those arising from third party actions. In some cases, the indemnification will continue after the termination of the agreement. The maximum potential amount of future payments the Company could be required to make under these provisions is not determinable. The Company has never incurred material costs to defend lawsuits or settle claims related to these indemnification provisions. The Company has also entered into indemnification agreements with its directors and officers that may require the Company to indemnify its directors and officers against liabilities that may arise by reason of their status or service as directors or officers. The Company currently has directors’ and officers’ insurance.

Policy on Trading, Pledging and Hedging of Company Stock

Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Our insider trading policy expressly prohibits short sales and derivative transactions of our stock by our executive officers, directors, employees and certain designated persons, including short sales of our securities, buying securities on margin or holding securities in a margin account or purchasing financial instruments to hedge or offset a decrease in the market value of our securities Our insider trading policy expressly prohibits purchases or sales of puts, calls, or put options regarding our securities.

Insider Trading Policy and Procedures

We maintain an insider trading policy governing the purchase, sale and other dispositions of the Company’s securities that applies to all of our directors, officers, employees and other covered persons. We believe that the insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company. It is also the policy of the Company to comply with all insider trading laws and regulations. A copy of the Company’s insider trading policy is filed as Exhibit 19.1 to the Company’s Annual Report.

Compensation Committee Interlocks and Insider Participation

Mr. Wyman and Ms. Shafmaster served on the Company compensation committee during 2025. Each member was an independent director while serving on the compensation committee. None of the Company’s executive officers served as a member of the compensation committee (or other board of directors committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company or on the compensation committee, during the fiscal year ended December 31, 2025. None of the Company’s executive officers served as a director of another entity, one of whose executive officers served on the compensation committee, during the fiscal year ended December 31, 2025.

Board Leadership Structure and Risk Oversight

Our board of directors is currently chaired by Eugene Williams. Neil Warma, our chief executive officer is currently on the board of directors and Maggie Shafmaster is our lead independent director. The board of directors has not adopted a position description for the chairperson. However, there is a shared understanding on the board of the chairperson’s responsibilities. The chairperson’s primary role is to provide leadership to the board of directors and its committees, including chairing meetings in a manner that facilitates open discussions and expressions of competing views. The chairperson is also responsible for, among other things, assisting the board of directors in obtaining information required for the performance of their duties, retaining appropriately qualified and independent advisors as needed, working with the board to support board of directors development and to ensure a proper committee structure is in place, providing a link between the board of directors and management and acting in an advisory capacity to the chief executive officer in all matters concerning the interests and management of the company. Our board of directors also believes that this structure ensures a greater role for the non-management directors in the oversight of our company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our board of directors. Our board of directors believes its administration of its risk oversight function has not affected its leadership structure. The board has not adopted a separate position description for our chief executive officer. The role and responsibilities of the chief executive officer is delineated by frequent discussion and interaction between the board chairperson and the chief executive officer. The board has not adopted a separate position description for the lead independent director. However, there’s a shared understanding on the board of the lead independent director’s responsibilities. The lead independent director is responsible for calling and presiding over separate meetings of the independent directors, presiding over periodic meetings of independent directors, serving as a liaison between the chairperson and the independent directors and performing additional duties as the board may otherwise determine and delegate.

Oversight of Risk

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and activities, operations, strategic direction and intellectual property as more fully discussed under “Risk Factors” in our Annual Report on Form 10-K. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. The charter of the board of directors specifically includes identification of principal risks of the business and ensuring that appropriate systems are in place to manage such risks, with support of the audit committee, as a duty of the board of directors.

Our board of directors regularly discusses with management our major risk exposures, the potential impact of these risks on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable our board to understand the company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, cyber, regulatory, strategic and reputational risk.

The audit committee reviews information regarding liquidity and operations, and oversees our management of financial risks. Periodically, the audit committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the audit committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. The compensation committee is responsible for assessing whether our compensation policies or programs are appropriate for the size and scope of our Company. The corporate governance and nominating committee manages risks associated with the independence and effectiveness of the board of directors, corporate disclosure practices, and quality of existing governance. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board of directors is regularly informed through committee reports about such risks. Matters of significant strategic risk are considered by our board of directors as a whole.

Conflicts of Interest

Conflicts of interest may arise as a result of the directors and officers of the Company also holding positions as directors or officers of other companies. Some of the individuals that are directors and officers of the Company have been and will continue to be engaged in the identification and evaluation of assets, businesses, and companies on their own behalf and on behalf of other companies, and situations may arise where the directors and officers of the Company will be in direct competition with the Company. Conflicts, if any, will be subject to the procedures and remedies provided under the Company’s Code of Business Conduct and Ethics.

Assessments

The Corporate Governance and Nominating Committee are responsible for conducting annual assessments of the effectiveness of the board, as well as the effectiveness and contribution of each board committee and each individual director. There is no formal assessment procedure.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transactions

For the Company, a related party transaction includes any transaction or proposed transaction in which:

●	the Company is or will be a participant;
●	the aggregate amount involved exceeds the lesser of $120,000 or $150,000 (approximately 1% of the Company’s average assets for the last two fiscal years) at year end for the last two completed fiscal years; and
●	any related party has or will have a direct or indirect material interest.

Related persons include any person who is or was (since the beginning of the last fiscal year, even if such person does not presently serve in that role) an executive officer or director of the Company, any shareholder beneficially owning more than 5% of any class of the Company’s voting securities or an immediate family member of any such persons. Immediate family member means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, and any person (other than a tenant or employee) sharing the household of such person.

Pursuant to its charter, the audit committee is charged with oversight over related party transactions entered into by the Company and conducts an appropriate review of all related party transactions for potential conflict of interest situations on an ongoing basis. We do not have a separate related person transaction policy.

Company Transactions with Related Parties

Since January 1, 2024, the Company has entered into related party transactions as included below. For information on agreements with our named executive officers, please see the section entitled “Executive Compensation.”

Neil Cashman. In April 2016, the Company entered into a collaborative research agreement (as amended, the “CRA”) with the University of British Columbia (“UBC”) and the Vancouver Coastal Health Authority in the original amount of C$787,500 with the Company’s Chief Scientific Officer as principal investigator at UBC. In December 2024 funding was increased to an aggregate total of C$5,830,000. During the years ended December 31, 2025 and 2024, the Company made cash payments of $428,860 and $605,645, respectively pursuant to the CRA.

Eugene Williams. On September 12, 2022, the Company entered into a strategic services agreement with Mr. Williams (the “Williams Consulting Agreement”) to provide consulting services to the Company for a period of up to three years. Mr. Williams was paid cash consulting fees of $168,750 and $225,000 related to the Williams Consulting Agreement in 2025 and 2024, respectively. The Williams Consulting Agreement terminated in September 2025.

Transactions with 5% Holders

The following holders beneficially own greater than 5% of any class of the Company’s voting securities.

Entities Affiliated with Janus Henderson

●	In January 2026, in a private offering, Entities affiliated with Janus Henderson acquired 1,292,757 Common Shares, pre-funded warrants to purchase 100,000 Common Shares, and Warrants to purchase 1,392,757 Common Shares for an aggregate purchase price of $14,999,983.

Entities Affiliated with Ally Bridge Group

●	In January 2026, in a private offering, entities affiliated with Ally Bridge Group acquired 700,741 Common Shares and warrants to purchase 700,741 Common Shares for an aggregate purchase price of $8,499,988.
●	In July 2025, in a private offering, entities affiliated with Ally Bridge Group exercised warrants to purchase 4,899,069 Common Shares and acquired warrants to purchase 7,348,604 Common Shares for an aggregate purchase price of $5,469,468.
●	Slanix Paul Alex, President and Portfolio Manager for Ally Bridge Group's Public Equity strategy, is a member of our board of directors.

Entities Affiliated with Deep Track

●	In January 2026, in a private offering, entities affiliated with Deep Track acquired 835,655 Common Shares and warrants to purchase 835,655 Common Shares for an aggregate purchase price of $9,000,004.

Wellington Biomedical Innovation Master Investors (Cayman) II L.P.

●	In January 2026, in a private offering, Wellington Biomedical Innovation Master Investors (Cayman) II L.P. acquired 696,378 Common Shares and warrants to purchase 696,378 Common Shares for an aggregate purchase price of $7,499,991.

Trails Edge Biotechnology Master Fund, LP

●	In January 2026, in a private offering, Trails Edge Biotechnology Master Fund, LP acquired 557,103 Common Shares and warrants to purchase 557,103 Common Shares for an aggregate purchase price of $5,999,999.

Entities Affiliated with Great Point

●	In January 2026, in a private offering, entities affiliated with Great Point acquired 371,402 Common Shares and warrants to purchase 371,402 Common Shares for an aggregate purchase price of $4,000,000.

Entities Affiliated with Sphera

●	In January 2026, in a private offering, entities affiliated with Sphera acquired 324,977 Common Shares and warrants to purchase 324,977 Common Shares for an aggregate purchase price of $3,500,002.

Entities Affiliated with Jeremy Sclar

●	In January 2026, in a private offering, entities affiliated with Jeremy Sclar acquired 232,126 Common Shares and warrants to purchase 232,126 Common Shares for an aggregate purchase price of $2,499,997.
●	In July 2025, in a private offering, entities affiliated with Jeremy Sclar exercised warrants to purchase 2,093,022 Common Shares and acquired warrants to purchase 3,139,533 Common Shares for an aggregate purchase price of $2,336,713.

Woodline Master Fund LP

●	In January 2026, in a private offering, Woodline Master Fund LP acquired 371,402 Common Shares and warrants to purchase 371,402 Common Shares for an aggregate purchase price of $4,000,000.

Shaf QIC, LLC

●	In January 2026, in a private offering, Shaf QIC, LLC acquired 129,990 Common Shares and warrants to purchase 129,990 Common Shares for an aggregate purchase price of $1,399,992.
●	In July 2025, in a private offering, Shaf QIC, LLC exercised warrants to purchase 2,790,699 Common Shares and acquired warrants to purchase 4,186,049 Common Shares for an aggregate purchase price of $784,884.

Squadron Master Fund LP

●	In January 2026, in a private offering, Squadron Master Fund LP acquired 324,977 Common Shares and warrants to purchase 324,977 Common Shares for an aggregate purchase price of $3,500,002.

Indebtedness of Directors and Executive Officers

No directors, proposed nominees for election as directors, executive officers or their respective associates or affiliates, or other management of the Company were indebted to the Company as of the end most recently completed financial year or as at the date hereof.

Interest of Informed Persons in Material Transactions

Management is not aware of any material interest, direct or indirect, of any informed person of the Company any proposed director or any associate or affiliate of any informed person or proposed director in any transaction since the commencement of the Company’s most recently completed financial year, or in any proposed transaction, that has materially affected or would materially affect the Company or any of its affiliates or subsidiaries.

EXECUTIVE COMPENSATION

The following discussion describes the significant elements of the compensation of the individual who served as the Company’s Chief Executive Officer (“CEO”) during 2025 and the two most highly compensated executive officers other than the CEO during 2025 (collectively, the “named executive officers” or “NEOs”). As of December 31, 2025, the NEOs of the Company were Neil Warma (Director and CEO), Johanne Kaplan (CDO), and Larry Altstiel (CMO).

The Company’s policy with respect to compensation of the named executive officers and other officers of the Company is based upon the principles that total compensation must: (1) be competitive in order to help attract and retain the talent needed to lead and grow the Company’s business; (2) provide a strong incentive for executives and key employees to work towards the achievement of the Company’s goals; and (3) ensure that the interests of management and the Company’s shareholders are aligned.

When determining the compensation of its executive officers, the Compensation Committee considers: (i) recruiting and retaining executives critical to the success of the Company and the enhancement of shareholder value; (ii) providing fair and competitive compensation compared to the remuneration paid by other reporting issuers similarly placed within the same business as the Company; (iii) balancing the interests of management and the Company’s shareholders; and (iv) rewarding performance, both on an individual basis and with respect to operations in general. In order to achieve these objectives, the compensation paid to the Company’s executive officers consists of two components: (i) base salary; and (ii) long-term equity incentives in the form of share options. In making compensation determinations, external sources are consulted when deemed necessary by the Compensation Committee. The members of the Compensation Committee are disclosed under Item 10 of our Annual Report on Form 10-K and elsewhere in this proxy statement.

The total compensation paid to each of the named executive officers of the Company consists of a base salary or consulting fee and share options to reward and retain NEOs. Total compensation paid to each NEO reflects the executive’s overall experience, responsibility and time committed to the organization. The goal of the Company is to pay base salary compensation to retain the NEOs in the range of industry peers, while maintaining the overall goal that total compensation should include long-term components as well.

Each NEO’s base salary is determined after considering the salary levels of other executives with similar responsibilities and experience. Each NEO’s base salary is compared to salary levels of comparable executives at a variety of companies, with particular emphasis on biotechnology companies with similar market capitalizations.

Options are granted by the board to employees, executive officers, including the named executive officers, and directors pursuant to the Company’s Stock Option Plan. The purpose of the Stock Option Plan is to attract, retain and motivate these individuals and create incentives for them to contribute toward the long-term goals of the Company. Moreover, the Stock Option Plan aims to align the interests of participants with the Company’s Shareholders through opportunities of increased equity-based ownership in the Company.

The board may also grant DSUs to senior officers, including any named executive officers, under the Company’s DSU Plan, which provides an alternative form of compensation to satisfy annual and special bonuses payable to senior officers. The number of DSUs granted is determined by dividing the applicable bonus amount by the fair market value of the Common Shares as at the last trading day before calculation in accordance with Nasdaq policies. Recipients of DSUs cannot exercise their DSUs until such time as they cease to be a senior officer at which time they may elect to receive one Common Share for each whole DSU they hold at the time they cease to be eligible to participate in the DSU Share Unit Plan.

Approach to Risk

The board understands that compensation practices can have unintended risk consequences. The Compensation Committee continually reviews the Company’s compensation policies to identify any practice that might encourage an employee to expose the Company to unacceptable risk. At the present time, the Compensation Committee is satisfied that the current executive compensation program does not encourage the Company’s executive officers, including the NEOs, to expose the Company to inappropriate risk. The board takes a conservative approach to executive compensation, rewarding individuals for the success of the Company once that success has been demonstrated and encouraging them to continue that success through the grant of long-term incentive awards.

Hedging Policy

There are no specific requirements to prevent an NEO or director from purchasing financial instruments including, for greater certainty, prepaid variable forward contracts, equity swaps, collars, or units of exchange funds that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the NEO or director.

Policies and Practices Regarding Grants of Equity Awards

Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants promote executive retention because they incentivize our executive officers to remain in our employment during the vesting period. Accordingly, our board of directors and our compensation committee periodically reviews the equity incentive compensation of our named executive officers and may grant equity incentive awards to them from time to time. Equity grants may also be made in connection with new hires, promotions or similar events. During 2025, our board of directors and compensation committee did not take into account any material nonpublic information when determining the timing and terms of equity incentive awards to our executive officers (including our named executive officers), and we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Summary Compensation Table for 2025 and 2024

The following table sets forth all compensation paid to or earned by the named executive officers of the Company in the last two completed fiscal years.

				Option
		Salary	Bonus	Awards	Total
Name and Principal Position	Year	($)	($)	($)(1)	($)
Neil Warma CEO	2025	$500,000	$104,000	$226,168	$830,168
	2024	$302,244	$400,000	$1,612,468	$2,314,712
Johanne Kaplan Chief Development Officer	2025	$386,667	$133,000	$62,196	$581,863
Larry Altstiel Chief Medical Officer	2025	$425,000	$57,000	$62,196	$544,196

(1)

The amounts reported in the Option Awards column reflects aggregate grant date fair value computed in accordance with ASC Topic 718, Compensation - Stock Compensation. These amounts reflect our calculation of the value of these awards at the grant date and do not necessarily correspond to the actual value that may ultimately be realized by the named executive officer. Please refer to Note 9 of the Notes to the Audited Consolidated Financial Statements for the year ended December 31, 2025 for additional information regarding share-based compensation.

Employment Agreements

Neil Warma. In October 2024, Mr. Warma was appointed as the full-time President and CEO of the Company, and in connection with his appointment, the Company and Mr. Warma entered into a revised employment agreement, effective as of October 8, 2024 (the “Warma Employment Agreement”), which superseded the December 30, 2023 employment agreement (the “Original Warma Employment Agreement”). Pursuant to the Warma Employment Agreement, Mr. Warma is paid an annual base salary of $500,000 and annual discretionary bonus with a target of 50%

of his base salary. In connection with his appointment, Mr. Warma was also granted (i) an option to purchase 45,764 Common Shares (the “Initial Award”) and (ii) an option to purchase 19,613 Common Shares (the “Performance Award”). Per the Company’s 2015 Stock Option Plan, the exercise price of each of the Initial Award and the Performance Award was $28.75 per share. The Initial Award is 25% vested upon grant with the remaining shares vesting ratably over thirty-six months. The Performance Award vests 25% on the date that the 10-day VWAP of the Common Shares on the Nasdaq Capital Market exceeds three times the exercise price, with the remainder vesting ratably over the following thirty-six months. Mr. Warma is also provided (i) severance in the amount of 12-months’ salary, a pro-rated annual bonus at target, acceleration of time-based stock options and standard continuing benefits in connection with a termination without cause and (ii) severance in the amount of the sum of 18-months’ salary and a pro-rated annual bonus at target, acceleration of time-based stock options and standard continuing benefits in connection with a change in control of the Company.

Prior to the Revised Employment Agreement, Mr. Warma was paid an annual base salary of $250,000 and received a one-time incentive cash bonus of $400,000 upon the completion of certain milestones (“Warma Milestones”). In connection with his initial appointment, Mr. Warma was also granted stock options to purchase 8,000 Common Shares (“Warma Employment Options”), which were formally awarded on January 2, 2024 and vested in their entirety upon achievement of the Warma Milestones.

Johanne Kaplan. On September 29, 2025, Dr. Kaplan entered into a revised employment agreement with the Company, effective September 29, 2025 (the “Kaplan Employment Agreement”), which superseded the December 21, 2021 employment agreement (the “Original Kaplan Employment Agreement”). Pursuant to the Kaplan Employment Agreement, Dr. Kaplan is paid an annual base salary of $400,000 and annual discretionary bonus with a target of 35% of her base salary. Also pursuant to the agreement, Dr. Kaplan was also granted an option to purchase 6,600 Common Shares (the “Kaplan Employment Options”). The Kaplan Employment Options vests 25% on the first anniversary of the grant date, with the remaining shares vesting ratably over the following thirty-six months.

Under the Kaplan Employment Agreement, if Dr. Kaplan terminates her employment with the Company for “good reason” or Dr. Kaplan’s employment is terminated by the Company without “cause,” subject to the execution and non-revocation of a release of claims in favor of the Company, Dr. Kaplan will be entitled to receive a severance payment equal to 9 months of her then current base salary, less all applicable taxes and withholdings, paid ratably in accordance with the Company’s regular payroll practices, as well as acceleration of time-based options. Dr. Kaplan will also be entitled to continue receiving group medical coverage pursuant to the COBRA for a period of nine months following her termination, subject to timely election and certain eligibility requirements.

Larry Altstiel. On March 1, 2025, Dr. Altstiel entered into an employment agreement with the Company, effective March 1, 2025 (the “Altstiel Employment Agreement”). Pursuant to the Altstiel Employment Agreement, Dr. Altstiel is paid an annual base salary of $425,000 and annual discretionary bonus with a target of 20% of his base salary. Prior to the Altstiel Employment Agreement, Dr. Altstiel held a consultancy role as a member of the Company’s Scientific Advisory Board beginning February 4, 2022, and then a consultancy role as Chief Medical Officer of the Company beginning April 10, 2022.

Under the Altstiel Employment Agreement, if Dr. Altstiel terminates his employment with the Company for “good reason” or Dr. Altstiel’s employment is terminated by the Company without “cause,” subject to the execution and non-revocation of a release of claims in favor of the Company, Dr. Altstiel will be entitled to receive a severance payment equal to 9 months of his then current base salary, less all applicable taxes and withholdings, paid ratably in accordance with the Company’s regular payroll practices. Dr. Altstiel will also be entitled to continue receiving group medical coverage pursuant to the COBRA for a period of 12 months following his termination, subject to timely election and certain eligibility requirements.

Outstanding Equity Awards Table for 2025

The following table sets forth outstanding equity awards for the named executive officers of the Company at fiscal 2025 year end.

	Option Awards

			Equity
			Incentive
			Plan
			Awards:
			Number
			of
	Number of	Number of	Securities
	Securities	Securities	Underlying
	Underlying	Underlying	Unexercised	Option
	Unexercised	Unexercised	Unearned	Exercise		Option
	Options (#)	Options (#)	Options	Price		Expiration
	Exercisable	Unexercisable	(#)	($)(2)		Date
Neil Warma	333	—	—	$197.22	(2)	5/14/2031
	8,000	—	—	$29.25	(3)	1/2/2034
	24,798	20,966	—	$28.75	(4)	10/8/2034
	—	—	19,613	$28.75	(5)	10/8/2034
	—	24,000	—	$11.25	(6)	9/22/2035
Johanne Kaplan	666	—	—	$164.35	(7)	7/20/2026
	333	—	—	$186.27	(8)	12/14/2026
	666	—	—	$273.92	(9)	1/2/2029
	1,333	—	—	$153.40	(10)	12/9/2031
	280	220	—	$46.75	(11)	10/26/2033
	1,894	5,106	—	$25.00	(12)	11/18/2034
	—	6,600	—	$11.25	(6)	9/22/2035
Larry Altstiel	100	—	—	$153.40	(13)	2/10/2032
	1,133	100	—	$131.48	(14)	4/14/2032
	280	220	—	$46.75	(11)	10/26/2033
	1,894	5,106	—	$25.00	(12)	11/18/2034
	—	6,600	—	$11.25	(6)	9/22/2035

(1)Awards with an option expiry date prior to July 1, 2033 have an option exercise price denominated in Canadian dollars. This presentation has been converted into U.S. dollars using the Bank of Canada daily exchange rate for December 31, 2025, which was US$1.00 to C$1.3706. Options granted with an expiry date later than July 1, 2023 are denominated in U.S. dollars.

(2)The option was granted on May 14, 2021. The option vests ¼ immediately, with the balance having vested ratably over the three quarters following the grant.

(3)The option was granted on January 2, 2024 and fully vested upon achievement of the Warma Milestones described above.

(4)The Option was granted on October 8, 2024. The option vests ¼ immediately, with the balance having vested ratably over the three years following the grant.

(5)The Option was granted on October 8, 2024. The option vests ¼ on the date that the 10-day VWAP of the Company’s common shares on the Nasdaq Capital Market exceeds three times the exercise price, with the remainder vesting ratably over the following thirty-six months

(6)The option was granted on September 22, 2025. The option vests 25% upon September 1, 2026, with the balance vesting ratably over the following 36 months.

(7) The option was granted on July 20, 2015. The option vested 1∕4 immediately with the balance having vested ratably over 36 months.

(8)The option was granted on December 14, 2015. The option vested 1∕4 immediately with the balance having vested ratably over 36 months.

(9)The option was granted on January 2, 2019. The option vested ¼ immediately with the balance having vested ratably over 36 months.

(10)	The option was granted on December 9, 2021. The option vested ratably over 48 months.
(11)	The option was granted on October 26, 2023. The option will vest 1∕4 on the first anniversary of the grant date with balance vesting ratably over the following 36 months.
(12)

The option was granted on November 18, 2024 with an exercise price of US$1.00. The option will vest 1∕4 on the first anniversary of the grant date with balance vesting ratably over the following 36 months.

(13) The option was granted on February 10, 2022. The option vested 1∕3 immediately with the balance having vested ratably over the following 24 months.

(14)	The option was granted on April 104, 2022. The option vests ratably monthly over 48 months.

Retirement Benefit Plans

The Company does not have any retirement benefit plans.

Termination and Change in Control Benefits

The Company does not offer a formal plan providing for any termination or change in control benefits. However, certain of our named executive officers are entitled to severance benefits pursuant to their individual employment agreements. For a description of severance arrangements set forth in individual employment agreements, see “Employment Agreements” above.

Executive Officers

The following table lists the positions, names, and ages of our executive officers as of March 23, 2026:

Neil Warma	63	Chief Executive Officer & Director
Daniel Geffken	69	Chief Financial Officer
Neil Cashman	74	Chief Scientific Officer & Director
Larry Altstiel	76	Chief Medical Officer
Johanne Kaplan	66	Chief Development Officer

Neil Warma is our Chief Executive Officer. See “Proposal One—Election of Directors” for more information about Mr. Warma.

Daniel Geffken has served as Chief Financial Officer of the Company since March 2017. He is a co-founder of Danforth Advisors LLC since June 2011, and has served as Managing Director. Mr. Geffken also serves as a CFO for Phoenix Biotech Acquisition Corp., Eloxx Pharmaceuticals, Inc. and OPY Acquisition Corp. I. Mr. Geffken has served on the board of directors of a number of public companies, including Windtree Therapeutics, Inc. since 2019, Arcturus Therapeutics, Inc. from November 2017 to May 2018, and Alcobra Pharmaceuticals Inc. from May 2013 to November 2017. Mr. Geffken on the board of directors of Elicio Therapeutics, a private company, from 2019 to 2023. Mr. Geffken earned a Bachelor of Science degree in Economics from the University of Pennsylvania and a Master of Business Administration from Harvard Business School.

Neil Cashman, is our Chief Scientific Officer. See “Proposal One—Election of Directors” for more information about Dr. Cashman.

Larry Altstiel has served as CMO of the Company since April 2022. Dr. Altstiel has decades of medical expertise in neurodegenerative diseases and experience in the pharmaceutical industry. Since 2017, Dr. Altstiel has served as part-time Chief Medical Officer of Pinteon Therapeutics Inc. From 2014 to 2017, he served as a director and scientific advisor of Neurotrope, Inc. (n/k/a Synaptogenix Inc. (NASDAQ: SNPX)). Dr. Altstiel earned a Bachelor of Science degree in Chemistry from the University of Illinois, a Ph.D. in Virology from the Rockefeller University, and a Medical Degree from the University of Miami.

Johanne Kaplan has served as the Company’s Chief Development Officer (“CDO”) since 2016, assuming the role in a full-time capacity on January 1, 2022. Prior to taking on the CDO role full-time, Dr. Kaplan also served as Chief Scientific Officer at Shepherd Therapeutics from 2016 to 2021 and as Chief Scientific Officer at Epiva Biosciences from 2015 to 2016. Before joining the Company, Dr. Kaplan held increasing positions of responsibility at Sanofi Genzyme, from 1992 through 2015, most recently serving as Vice President of Research at Sanofi Genzyme from 2005 until her retirement in 2015. As Vice President of Neuroimmunology Research, she led the contribution of the Genzyme science team supporting the approval of Lemtrada (alemtuzumab) and Aubagio (teriflunomide) for the treatment of relapsing-remitting multiple sclerosis. She also established partnerships for the development of novel therapies for neuroinflammatory disorders. Prior to joining Genzyme, Dr. Kaplan was an Associate Immunopathologist at SmithKline Beecham where she established an immunotoxicology program. Her work has resulted in over 70 scientific publications and multiple patents. Dr. Kaplan holds a PhD in Microbiology & Immunology from McGill University in Montreal, Canada and conducted post-doctoral studies at the Albert Einstein College of Medicine in New York.

Family Relationships

There are no family relationships between or among any of our executive officers.

Legal Proceedings

There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or our subsidiary.

AUDIT COMMITTEE REPORT

Report of the Audit Committee of the Board of Directors

This report is submitted by the audit committee of the board of directors. The audit committee currently consists of the three directors whose names appear below. None of the members of the audit committee is an officer or employee of the Company, and the board of directors has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined under Rule 10A-3 of the Exchange Act of 1934, as amended (the “Exchange Act”), and the applicable rules of Nasdaq. Each member of the audit committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq.

The audit committee’s general role is to assist the board of directors in monitoring our financial reporting process and related matters. Its specific responsibilities are set forth in its charter.

The audit committee has reviewed the Company’s financial statements for the fiscal year ended December 31, 2025, and met with management, as well as with representatives of Baker Tilly US, LLP, the Company’s independent registered public accounting firm, to discuss the consolidated financial statements. The audit committee also discussed with members of Baker Tilly US, LLP the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

In addition, the audit committee has received the written disclosures and the letter from Baker Tilly, US LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with members of Baker Tilly US, LLP its independence.

Based on these discussions, the financial statement review, and other matters it deemed relevant, the audit committee recommended to the board of directors that the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2025, be included in its 2025 Annual Report.

The information contained in this audit committee report shall not be deemed to be “soliciting material,” “filed” or incorporated by reference into any past or future filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that the Company specifically incorporates it by reference.

By the audit committee of the board of directors,

William Wyman, Chair
Patrick Kirwin
Josh Mandel-Brehm

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed the firm of Baker Tilly US, LLP (“Baker Tilly”), Tewksbury, MA, PCAOB Auditor ID 23, an independent registered public accounting firm, as our independent auditors for the fiscal year ending December 31, 2026. In December 2021 we engaged Baker Tilly US, LLP to serve as our independent registered public accounting firm. Although shareholder approval of our audit committee’s appointment of Baker Tilly US, LLP is not required by law, our board of directors believes that it is advisable to give shareholders an opportunity to ratify this appointment. If this proposal is not approved at the Annual Meeting, our audit committee will reconsider its appointment of Baker Tilly US, LLP. Representatives of Baker Tilly US, LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from our shareholders.

Principal Accountant Fees and Services

Our independent public accounting firm is Baker Tilly US, LLP, Tewksbury, MA, PCAOB Auditor ID 23. The following table sets forth the aggregate fees for audit services provided by Baker Tilly and for tax services provided by PricewaterhouseCoopers, LLC (“PwC”), our former auditor, for the years ended December 31, 2025 and December 31, 2024. Amounts presented in thousands:

	Years Ended December 31,
	2025	2024
Audit Fees (1)	$604	$377
Audit-related Fees (2)	—	—
Tax Fees (3)	57	34
All Other Fees (4)	—	—
Total fees	$661	$411
(1)	Audit Fees consist of fees for professional services rendered in connection with the audit of our annual consolidated financial statements, the review of the interim consolidated financial statements included in quarterly reports, services rendered in connection with SEC registration statements, and services that are normally provided, such as comfort letters, in connection with statutory and regulatory filings or engagements.
(2)	Audit-related Fees consist of services that are reasonably related to the performance of the audit or review of our financial statements. There were no such fees incurred in 2025 or 2024.
(3)	Tax Fees consist of fees for tax compliance, advice and tax services provided by PwC.
(4)	All other fees There were no other fees incurred in 2025 or 2024.

Audit Committee Pre-approval Policy and Procedures

The Audit Committee has adopted a policy requiring pre-approval of all audit and non-audit related services to be performed by the Company’s independent auditor regardless of amount. These services may include audit services, audit-related services, tax services and other related services. PwC and Baker Tilly and management are required to periodically report to the Audit Committee regarding the extent of services provided by PwC and Baker Tilly in accordance with this pre-approval and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. All of the services provided to us by PwC and Baker Tilly were in accordance with the pre-approval policies and procedures described above.

The Audit Committee annually evaluates the qualifications, performance and independence of the Company’s independent registered public accounting firm. It selected Baker Tilly as the Company’s independent registered public accounting firm for 2025. This selection was subsequently approved by the board. The Audit Committee has reviewed and discussed with management and with Baker Tilly the Company’s audited consolidated financial statements for the year ended December 31, 2025. In addition, the Audit Committee has discussed with Baker Tilly the matters that independent registered public accounting firms must communicate to audit committees under applicable PCAOB standards.

The Audit Committee has also discussed and confirmed with Baker Tilly its independence from the Company and received all written disclosures and correspondence required by the PCAOB Ethics and Independence requirements. The Audit Committee has evaluated and concluded the non-audit services provided by Baker Tilly to the Company do not impair Baker Tilly’s independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to our board that the audited consolidated financial statements for the year ended December 31, 2025 and the related footnotes be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

Vote Required

The ratification of the appointment of Baker Tilly US, LLP requires the affirmative vote of a majority of the votes cast at such meeting. Broker non-votes, if any, and abstentions will have no effect on this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BAKER TILLY US, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

PROPOSAL 3

ORDINARY RESOLUTION TO APPROVE THE AMENDMENT TO THE PROMIS NEUROSCIENCES INC. 2025 STOCK OPTION AND INCENTIVE PLAN TO INCREASE THE NUMBER OF COMMON SHARES AVAILABLE FOR ISSUANCE THEREUNDER BY 900,000 COMMON SHARES

Why We Are Requesting Stockholder Approval

We are asking our stockholders to approve an amendment to the ProMIS Neurosciences Inc. 2025 Stock Option and Incentive Plan, as amended, (the “Current Plan”) to increase the number of Common Shares available for issuance under the plan by 900,000 Common Shares, which represents approximately 10% of current 8,967,693 Common Shares and 174,333 pre-funded warrants outstanding (the “2025 Plan Amendment”). The 2025 Plan Amendment amends the Current Plan. A copy of the Current Plan is attached as Appendix A to this proxy statement. We refer to the Current Plan, as amended by the 2025 Plan Amendment, as the “Amended Plan.” A copy of the Amended Plan is attached as Appendix B.

Our board of directors believes that our success depends, in large part, on our ability to maintain a competitive position by attracting, retaining and motivating key employees with experience and ability. We believe that our stock-based compensation programs are central to this objective. We also understand that our equity compensation needs must be balanced against the dilutive effect of such programs on our stockholders. To that end, and based on careful weighing of these considerations, as more fully described below, on April 2, 2026, subject to stockholder approval, our board of directors adopted the 2025 Plan Amendment. The 2025 Plan Amendment is intended to amend the Current Plan, which was originally approved by our board of directors on April 29, 2025 and by our stockholders on June 12, 2025.

Our Board of Directors believes that approval of the 2025 Plan Amendment would enable us to use the Amended Plan as an essential tool in meeting our ambitious preclinical, clinical and business objectives and achieving our ultimate mission of delivering meaningful new therapies to patients and delivering value to our stockholders. A critical step in implementing our goals was raising capital to fund operations and development plans. To that end, in February 2026, we issued Common Shares, warrants, and pre-funded warrants in connection with a private placement (the “February 2026 PIPE”) generating gross upfront proceeds for the Company of approximately $75.5 million with an additional potential $100 million tied to the exercise of February 2026 PIPE warrants. These proceeds are vital to our continued execution on our PRECISE-AD Phase 1b Clinical Trial in Alzheimer’s patients, as well as the development and expansion of our pipeline assets. However, the February 2026 PIPE also resulted in significant dilution to the equity holdings of our executives, employees and directors, such that our key talent, including our executive team, no longer hold market-competitive interests in the Company.

Further, while the Current Plan includes an evergreen provision that effects an annual increase in the shares available under the Current Plan of 5% of outstanding Common Shares, the existing terms of the evergreen will not refresh the number of shares available to grant under the Current Plan until January 1, 2027. Moreover, the Company has historically had pre-funded warrants outstanding prior to the adoption of the evergreen provision. When we adopted the Current Plan, we expected that the share pool under the Current Plan would allow us to continue to grant equity awards at our historic rates. However, in light of the February 2026 PIPE, our broad-based equity-compensation program, the fiercely competitive market for top tier talent, and the historical undercount of shares attributable to outstanding pre-funded warrants prior to the adoption of the evergreen provision, the remaining share pool under the Current Plan, including after reflecting the January 1, 2026 annual increase to the share pool pursuant to the evergreen provision under the Current Plan, is insufficient to meet our equity compensation needs.

As of December 31, 2025, there were stock options to acquire 180,569 Common Shares outstanding under our equity compensation plans, with a weighted average exercise price of $38.19 and a weighted average remaining term of 8.7 years, which included 98,122 unvested options subject to time-based vesting; and 19,613 unvested options subject to performance-based vesting outstanding under our equity compensation plans. Other than the foregoing, no additional awards were granted or outstanding under our equity compensation plans as of March 23, 2026. As of March 23, 2026, there were 187,134 Common Shares available for awards under our equity compensation plans, representing a share pool of just 2% of our current Common Shares outstanding. As a percentage of Common Shares outstanding, both the 2% options issued and 4% total share pool available for grant are currently well below our industry peers:

The Amended Plan increases the share pool under the Current Plan by 900,000 Common Shares. If approved, the new Common Shares reserved under the Amended Plan would represent approximately 10% of our 8,967,693 outstanding Common Shares and 174,333 pre-funded warrants as of April 10, 2026. Our board of directors believes the proposed dilution to stockholders as a result of the 2025 Plan Amendment is judicious and sustainable and, importantly, critical to meet our business goals. Further, if the 2025 Plan Amendment is not approved by our stockholders, we could be forced to increase cash compensation to our employees and/or our non-employee directors, which will reduce the resources we are able to allocate to meeting our business needs and objectives.

We generally intend to utilize the Amended Plan as we have utilized the Current Plan: specifically, to grant equity awards to our existing employees, officers, non-employee directors, and our consultants and advisors, all in order to incent, retain and reward those who are critical to our success. Our board of directors determined the requested number of Common Shares based on (i) an assessment of our needs with respect to restoring our executives, employees and directors to market-competitive levels of equity holdings, annual equity awards to our employees and non-employee directors and employee recognition and promotion awards and (ii) an assessment of the magnitude of the share reserve under the Amended Plan that our shareholders would likely find acceptable.

If this proposal is approved by our stockholders, we intend to register the additional shares available for issuance under the plan by filing a Registration Statement on Form S-8 as soon as practicable following such approval.

Summary of Material Features of the Amended Plan

The material features of the Amended Plan are:

• The maximum number of Common Shares reserved for issuance under the Amended Plan is 1,086,510, representing approximately 12% of Common Shares and pre-funded warrants outstanding of March 23, 2026, plus on January 1, 2026 and each January 1 thereafter, the number of shares reserved and available for issuance under the 2025 Plan will be cumulatively increased by 5% of the number of shares issued and outstanding and the number of shares issuable pursuant to the exercise of any outstanding, pre-funded warrants on the immediately preceding December 31 (the “Annual Increase”);

• The award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock awards, restricted stock units, unrestricted stock, cash-based awards, and dividend equivalent rights is permitted;

• Shares tendered or held back upon the exercise of a stock option or settlement of a stock appreciation right to cover the exercise price or for tax withholding will not be added back to the reserved pool under the Amended Plan, (which, for the avoidance of doubt, excludes any future Annual Increase). Upon the exercise of a stock appreciation right that is settled in Common Shares, the full number of shares underlying the award will be charged to the reserved pool. Additionally, Common Shares repurchased on the open market will not be added back to the reserved pool under the Amended Plan;

• The Administrator is specifically authorized to exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect the repricing of such Awards through cancellation and re-grants;

• Any material amendment to the Amended Plan is subject to approval by our stockholders; and

• The term of the Amended Plan will expire on June 12, 2035.

Based solely on the closing price of our Common Shares as reported by the Nasdaq Capital Market on March 23, 2026 and the maximum number of Common Shares that would have been available for awards as of such date under the Amended Plan, the maximum aggregate market value of the Common Shares that could potentially be issued under the Amended Plan is $19,249,890. The Common Shares underlying any awards that are forfeited, canceled, or otherwise terminated, other than by exercise, under the Amended Plan will be added back to the Common Shares available for issuance under the Amended Plan.

Summary of Key Stock Plan Data

The following table sets forth information regarding historical awards granted, and the corresponding burn rate, which is defined as the number of shares subject to equity-based awards granted in a year divided by the weighted average number of Common Shares outstanding for that year, for each of the last three fiscal years:

Share Element	2023	2024	2025
Stock Options Granted	2,760	87,865	55,200
Performance Options Granted	—	19,613	—
Total Options Granted	2,760	107,478	55,200
Weighted average Common Shares outstanding during the fiscal year	491,708.28	1,036,799	1,756,844
Annual Burn Rate	0.56%	10.37%	3.14%
Three-Year Average Burn Rate		4.69%

Summary of The Amended Plan

The following description of certain features of the Amended Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the Amended Plan, which is attached hereto as Appendix A.

Administration. The Amended Plan may be administered by our board, our Compensation Committee or a similar committee comprised of at least two non-employee directors. We refer to the administrator of The Amended Plan as the “Administrator.” The Administrator has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of The Amended Plan. The Administrator may delegate to a committee consisting of one or more officers of the Company the authority to grant awards to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act, subject to certain limitations and guidelines.

Eligibility; Plan Limits. All officers, employees, non-employee directors, and consultants are eligible to participate in The Amended Plan, subject to the discretion of the Administrator. As of March 23, 2026, approximately 22 individuals would have been eligible to participate in The Amended Plan had it been effective on such date, which includes five executive officers, eight employees who are not executive officers, six non-employee directors and three consultants. There are certain limits on the number of awards that may be granted under The Amended Plan. For example, the maximum number of shares that may be granted in the form of incentive stock options shall not exceed 117,868, as increased each year by the lesser of the Annual Increase or 130,756 shares.

Stock Options. The Amended Plan permits the granting of (1) options to purchase Common Shares intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify. Options granted under The Amended Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiary corporations. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and consultants. The option exercise price of each option will be determined by the Administrator. Except in the case of options (i) granted pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) granted to individuals who are not subject to U.S. income tax on the date of grant, or (iii) that are compliant with Section 409A of the Code, the exercise price of an option may not be less than 100% of the fair market value of the Common Shares on the date of grant. Fair market value for this purpose is determined by reference to market quotations of the Common Shares on the Nasdaq Capital Market. The exercise price of an option may not be reduced after the date of the option grant without stockholder approval, other than to appropriately reflect changes in our capital structure.

The term of each option will be fixed by the Administrator and may not exceed ten years from the date of grant. The Administrator determines at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Administrator. In general, unless otherwise permitted by the Administrator, no option granted under The Amended Plan is transferable by the optionee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check, or other instrument acceptable to the Administrator or by delivery (or attestation to the ownership) of Common Shares that are beneficially owned by the optionee and that are not subject to risk of forfeiture. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, non-qualified options may be exercised using a net exercise feature, which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the aggregate exercise price.

To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.

Stock Appreciation Rights. The Administrator may award stock appreciation rights subject to such conditions and restrictions as the Administrator may determine. Stock appreciation rights entitle the recipient to Common Shares or cash equal to the value of the appreciation in the stock price over the exercise price. Except in the case of stock appreciation rights (i) granted pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) granted to individuals who are not subject to U.S. income tax on the date of grant, or (iii) that are compliant with Section 409A of the Code, the exercise price may not be less than the fair market value of the Common Shares on the date of grant. The term of a stock appreciation right may not exceed ten years.

Restricted Stock. The Administrator may award Common Shares to participants subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified restricted period. During the vesting period, restricted stock awards may be credited with dividend equivalent rights (but dividend equivalents payable with respect to restricted stock awards will not be paid unless and until such restricted stock awards vest).

Restricted Stock Units. The Administrator may award restricted stock units to participants. Restricted stock units are ultimately payable in the form of Common Shares or cash, subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified vesting period. In the Administrator’s sole discretion, it may permit a participant to make an advance election to receive a portion of such participant’s future cash compensation otherwise due in the form of a restricted stock unit award, subject to the participant’s compliance with the procedures established by the Administrator and requirements of Section 409A of the Code. During the deferral period, the deferred stock awards may be credited with dividend equivalent rights.

Unrestricted Stock Awards. The Administrator may also grant Common Shares that are free from any restrictions under The Amended Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant.

Dividend Equivalent Rights. The Administrator may grant dividend equivalent rights to participants, which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified Common Shares.

Dividend equivalent rights may be granted as a component of an award of restricted stock units or as a freestanding award and will be paid only if the related award vests. Dividend equivalent rights may not be granted as a component of a stock option or stock appreciation right award. Dividend equivalent rights may be settled in cash, Common Shares, or a combination thereof, in a single installment or installments, as specified in the award.

Cash-Based Awards. The Administrator may grant cash bonuses under The Amended Plan to participants. The cash bonuses may be subject to vesting conditions.

Change of Control Provisions. In the event of a “sale event,” as defined in The Amended Plan, awards under The Amended Plan may be assumed, continued or substituted. In the event that awards are not assumed, continued or substituted, upon the effective time of the sale event, except as otherwise provided in the award agreement, all awards will become vested and exercisable or nonforfeitable upon the sale event, and awards with conditions and restrictions relating to the attainment of performance goals will be deemed earned at the discretion of the Administrator or as set forth in the relevant Award Certificate. In addition, we may make or provide for payment, in cash or in kind, to participants holding options and stock appreciation rights equal to the difference between the per share cash consideration and the exercise price of the options or stock appreciation rights (provided that, in the case of an option or stock appreciation right with an exercise price equal to or greater than the per share cash consideration, such option or stock appreciation right will be canceled for no consideration). We also have the option to make or provide for a payment, in cash or in kind, to participants holding other awards in an amount equal to the per share cash consideration multiplied by the number of vested shares under such awards. All awards will terminate in connection with a sale event unless they are assumed by the successor entity.

Adjustments for Stock Dividends, Stock Splits, Etc. The Amended Plan requires the Administrator to make appropriate adjustments to the number of Common Shares that are subject to The Amended Plan, to certain limits in The Amended Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends, and similar events.

Tax Withholding. Participants in The Amended Plan are responsible for the payment of any federal, state, or local taxes that the Company or an affiliate of the Company is required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. The Administrator may require that tax withholding obligations be satisfied by withholding Common Shares to be issued pursuant to the exercise or vesting of an award. The Administrator may also require the Company’s or any affiliate’s tax withholding obligation to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares issued pursuant to any award are immediately sold and proceeds from such sale are remitted to the Company or the applicable affiliate in an amount that would satisfy the withholding amount due.

Amendments and Termination. The board may at any time amend or discontinue The Amended Plan and the Administrator may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may materially and adversely affect any rights under any outstanding award without the holder’s consent. To the extent required under the rules of Nasdaq, any amendments that materially change the terms of The Amended Plan will be subject to approval by our stockholders. Amendments shall also be subject to approval by our stockholders if and to the extent determined by the Administrator to be required by the Code to preserve the qualified status of incentive options.

Effective Date of Plan. The Amended Plan was approved by our board on April 10, 2026. Awards of incentive stock options may be granted under The Amended Plan until April 28, 2035. No other awards may be granted under The Amended Plan after the date that is ten years from the date of stockholder approval.

New Plan Benefits

Because the grant of awards under The Amended Plan is within the discretion of the Administrator, we cannot determine the dollar value or number of Common Shares that will in the future be received by or allocated to any participant in The Amended Plan.

Plan Benefits

The following table shows the number of shares of our common stock underlying options granted under The Amended Plan from its inception through March 23, 2026 by certain individuals and certain groups of individuals.

Number of
Name	Options (#)
Neil Warma	24,000
President and Chief Executive Officer
Johanne Kaplan	6,600
Chief Development Officer
Larry Altstiel	6,600
Chief Medical Officer
All executive officers	43,800
All current directors who are not executive officers	4,800
Eugene Williams	800
William Wyman	800
Josh Mandel-Brehm	800
Maggie Shafmaster	800
Slanix Alex	1,600
All employees, excluding executive officers	3,800

Tax Aspects Under the Code

The following is a summary of the principal U.S. federal income tax consequences of certain transactions under The Amended Plan. It does not describe all U.S. federal tax consequences under The Amended Plan, nor does it describe state, local, or non-U.S. tax consequences.

Incentive Stock Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive stock option. If Common Shares issued to an optionee pursuant to the exercise of an incentive stock option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) we will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive stock option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If Common Shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the Common Shares at exercise (or, if less, the amount realized on a sale of such Common Shares) over the exercise price thereof and (ii) we will be entitled to deduct such amount. Special rules apply where all or a portion of the exercise price of the incentive stock option is paid by tendering Common Shares.

If an incentive stock option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options. No income is realized by the optionee at the time a non-qualified stock option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the exercise price and the fair market value of the Common Shares on the date of exercise, and we receive a tax deduction for the same amount and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the Common Shares have been held. Special rules apply where all or a portion of the exercise price of the non-qualified stock option is paid by tendering Common Shares. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Other Awards. We generally will be entitled to a tax deduction in connection with other awards under The Amended Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests, or becomes non-forfeitable, unless the award provides for a further deferral.

Parachute Payments. The vesting of any portion of an award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to us, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Deductions. Under Section 162(m) of the Code, our deduction for awards under The Amended Plan may be limited to the extent that any “covered employee” (as defined in Section 162(m) of the Code) receives compensation in excess of $1 million a year.

Equity Compensation Plan Information

As of December 31, 2025, we had two equity compensation plans, our Current Plan and our DSU Plan, which were approved by our board of directors and our stockholders. The following table provides information relating to our equity compensation plans as of December 31, 2025, reflecting the impact of the Amended Plan.

Equity Compensation Plan Information

Number of
securities
remaining
	Number of		Weighted-	available for
	securities to be		average exercise	future issuance
	issued upon		price of	under equity
	exercise of		outstanding	compensation
	outstanding		options,	plans (excluding
	options, warrants		warrants and	securities reflected
Plan Category	and rights		rights	in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	180,569	(1)		$1,087,134	(2)
Equity compensation plans not approved by security holders	—
Total	180,569			$1,087,134
(1)	Includes 180,527 shares under the Amended Plan and 42 deferred stock units.
(2)	Includes 1,086,510 shares under the Amended Plan and 624 deferred stock units.

Vote Required

The approval of the Amended Plan requires a majority of the votes cast. Abstentions and broker non-votes will have no effect on the outcome of the vote.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDED PLAN.

OTHER INFORMATION

Other Matters

Our board of directors does not know of any other matters which may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the proxy card to vote, or otherwise act, in accordance with their judgment on such matters.

Shareholder Proposals for the 2027 Annual Meeting

A shareholder who is entitled to vote at the annual meeting of shareholders to be held in 2027 (the “2027 Annual Meeting”) may raise a proposal for consideration at the 2027 Annual Meeting. We will consider such proposal for inclusion in our proxy statement and form of proxy relating to our 2027 Annual Meeting only if:

(1) The proposal is submitted to the Company in accordance with the procedures prescribed in Rule 14a-8 under the Exchange Act and is received no later than November 30, 2026, which is 120 days prior to the first anniversary of the mailing date of this proxy, unless the date of the 2027 Annual Meeting is changed by more than 30 days from the anniversary of our annual meeting of shareholders, in which case the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials, and the proposal complies with the requirements as to form and substance established by the SEC for such proposals in order to be included in the proxy statement; or

(2) The proposal is submitted to the Company in accordance with section 99 of the OBCA and the regulations thereunder and received no later than March 14, 2027, or 60 days before the anniversary date of the Annual Meeting.

In addition, in the event the Company does not receive a shareholder proposal by April 103, 2027, the proxy to be solicited by the board of directors for the 2027 Annual Meeting will confer discretionary authority on the holders of the proxy to vote the Common Shares if the proposal is presented at the 2027 Annual Meeting without any discussion of the proposal in the proxy materials for that meeting. In addition, to comply with the SEC’s new universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice by the same deadline noted herein to submit a notice of nomination for the 2027 Annual Meeting. Such notice must comply with the additional requirements of Rule 14a-19 (b).

In addition, our by-laws establish an advance notice procedure for nominations for election to our board of directors of directors and other matters that shareholders wish to present for action at an annual meeting other than those to be included in our proxy statement. In general, notice must be received at our principal executive offices not less than 30 calendar days nor more than 65 days before the annual meeting of shareholders. However, if the date of the annual meeting is less than 40 days after the date on which disclosure is first made in a public announcement, or in a document publicly filed by the Company under its profile on the SEDAR+ at www.sedarplus.ca, notice must be received not later than the close of 10 days following such date. If the shareholder fails to give notice by these dates, then the persons named as proxies in the proxies solicited by the board of directors for the 2027 Annual Meeting may exercise discretionary voting power regarding any such proposal. Shareholders are advised to review our by-laws which also specify requirements as to the form and content of a shareholder’s notice.

Shareholders also have the right under the OBCA, subject to the requirements of section 99 therein, to directly nominate director candidates, without any action or recommendation on the part of the committee or our board of directors. Any such nominations must comply with the procedures set out in the Company’s advance notice by-law described above. Candidates nominated by shareholders in accordance with the procedures set forth in the OBCA and in our advance notice by-law will not be included in our proxy card for the next annual meeting.

Any proposals, notices or information about proposed director candidates should be sent to:

ProMIS Neurosciences Inc.
Suite 200, 1920 Yonge Street
Toronto, Ontario, Canada M4S 3E2
Attention: Chair of the Corporate Governance and Nominating Committee

We also encourage you to submit any such proposals via email to info@promisneurosciences.com.

Where You Can Find More Information

The Company files reports, proxy statements, and other information with the SEC, which is all publicly available on the SEC’s website, http://www.sec.gov, and with the Canadian securities administrators, which is all publicly available on SEDAR+, www.sedarplus.ca. You may also find any document we file with the SEC or Canadian securities regulators (and more) on our website at https://www.promisneurosciences.com/ under the “Investors” menu. References to our website are inactive textual references only and the contents of our website should not be deemed to be incorporated by reference into this proxy statement. Financial information pertaining to the Company is provided in the Company’s comparative financial statements and management’s discussion and analysis for its most recently completed financial year. Shareholders of the Company may request copies of the Company’s financial statements and management’s discussion and analysis by contacting the Company at its principal executive offices, ProMIS Neurosciences Inc., Suite 200, 1920 Yonge Street, Toronto, Ontario, Canada M4S 3E2, (416) 847-6898, Attn: Investor Relations.

You should rely on the information contained in this document to vote your shares at the Annual Meeting. The Company has not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated April 10, 2026. You should not assume that the information contained in this document or incorporated by reference in this document is accurate as of any later date, and the mailing of this document to shareholders at any time after that date does not suggest otherwise. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations.

Important Notice Regarding Delivery of Shareholder Documents

Intermediaries are permitted to adopt a procedure called “householding,” which has been approved by the SEC. Under this procedure, your intermediary may deliver a single notice and, if applicable, the proxy materials, will be delivered to multiple shareholders who share the same address, unless contrary instructions have been received. Once you have received notice from your intermediary that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If you prefer to receive separate multiple copies of the proxy materials at the same address you can request additional copies by contacting your broker or contacting us at our principal executive offices, ProMIS Neurosciences Inc., Suite 200, 1920 Yonge Street, Toronto, Ontario, Canada M4S 3E2, (416) 847 - 6898, Attn: Investor Relations. The Company will deliver those documents to such shareholder promptly upon receiving the request. Any such shareholder may also contact our Investor Relations department using the above contact information if he or she would like to receive separate proxy statements, notice of internet availability and annual reports in the future. If you are receiving multiple copies of our annual reports, notice of internet availability and proxy statements, you may request householding in the future by contacting our Investor Relations department.

Other Business

The board of directors knows of no business to be brought before the Annual Meeting which is not referred to in the accompanying Notice of Annual Meeting. Should any such matters be presented, the persons named in the proxy shall have the authority to take such action in regard to such matters as in their judgment seems advisable. If you hold shares through a broker, bank, or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Annual Meeting unless they receive instructions from you with respect to such matter.

Appendix A

PROMIS NEUROSCIENCES INC.

2025 STOCK OPTION AND INCENTIVE PLAN

SECTION 1.	GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the ProMIS Neurosciences Inc. 2025 Stock Option and Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and Consultants of ProMIS Neurosciences Inc. (the “Company”) and its Affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.

“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards and Dividend Equivalent Rights.

“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Consultant” means a consultant or adviser who provides bona fide services to the Company or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Act.

“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.

“Effective Date” means the date on which the Plan becomes effective as set forth in Section 19.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is listed on the National Association of Securities

Dealers Automated Quotation System (“Nasdaq”), Nasdaq Global Market, The New York Stock Exchange or another national securities exchange or traded on any established market, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Restricted Shares” means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.

“Restricted Stock Award” means an Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Restricted Stock Units” means an Award of stock units subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Sale Event” shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Company to an unrelated person, entity or group thereof acting in concert or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.

“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Service Relationship” means any relationship as an employee, director or Consultant of the Company or any Affiliate (e.g., a Service Relationship shall be deemed to continue without interruption in the event an individual’s status changes from full-time employee to part-time employee or Consultant).

“Stock” means the common shares, without par value, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

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“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

SECTION 2.	ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a)Administration of Plan. The Plan shall be administered by the Administrator.

(b)Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)to select the individuals to whom Awards may from time to time be granted;

(ii)to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

(iii)to determine the number of shares of Stock to be covered by any Award;

(iv)to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;

(v)to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi)subject to the provisions of Section 5(c), to extend at any time the period in which Stock Options may be exercised; and

(vii)at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c)Delegation of Authority to Grant Awards. Subject to applicable law, the Administrator, in its discretion, may delegate to a committee consisting of one or more officers of the Company including the Chief Executive Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not members of the delegated committee. Any such delegation by the Administrator shall include a limitation as to the amount of Stock underlying Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend

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the terms of a delegation at any time, but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

(d)Award Certificate. Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

(e)Indemnification. Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(f)Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

SECTION 3.	STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a)Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 117,868 shares (the “Initial Limit”), subject to adjustment as provided in this Section 3, plus on January 1, 2026 and each January 1 thereafter, the number of shares of Stock reserved and available for issuance under the Plan shall be cumulatively increased by 5 percent of the number of shares of Stock issued and outstanding and the number of shares of Stock issuable pursuant to the exercise of any outstanding, pre-funded warrants to acquire Stock for a nominal exercise price on the immediately preceding December 31 (the “Annual Increase”). Subject to such overall limitation, the maximum aggregate number of shares of Stock that may be issued in the form of Incentive Stock Options shall not exceed the Initial Limit cumulatively increased on January 1, 2026 and on each January 1 thereafter by the lesser of the Annual Increase for such year or 130,756, subject to adjustment as provided in this Section 3. For purposes of this limitation, the shares of Stock underlying any awards under the Plan and under the Company’s 2015 Stock Option Plan that are forfeited, canceled or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan and, to the extent permitted under Section 422 of the Code and the regulations promulgated thereunder, the shares of Stock that may be issued as Incentive Stock Options. Notwithstanding the foregoing, the following shares shall not be added to the shares authorized for grant under the Plan: (i) shares tendered or held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding and (ii) shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right upon exercise thereof. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award. The

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shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

(b)Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award and (iv) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares subject to Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion, may make a cash payment in lieu of fractional shares.

(c)Mergers and Other Transactions. In the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate. In such case, except as may be otherwise provided in the relevant Award Certificate, all Options and Stock Appreciation Rights with time-based vesting conditions or restrictions that are not vested and/or exercisable immediately prior to the effective time of the Sale Event shall become fully vested and exercisable as of the effective time of the Sale Event, all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Sale Event, and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with a Sale Event in the Administrator’s discretion or to the extent specified in the relevant Award Certificate. In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights (provided that, in the case of an Option or Stock Appreciation Right with an exercise price equal to or greater than the Sale Price, such Option or Stock Appreciation Right shall be cancelled for no consideration); or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable) held by such grantee. The Company shall also have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding other Awards in an amount equal to the Sale Price multiplied by the number of vested shares of Stock under such Awards.

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SECTION 4.	ELIGIBILITY

Grantees under the Plan will be such employees, Non-Employee Directors or Consultants of the Company and its Affiliates as are selected from time to time by the Administrator in its sole discretion; provided that Awards may not be granted to employees, Directors or Consultants who are providing services only to any “parent” of the Company, as such term is defined in Rule 405 of the Act, unless (i) the stock underlying the Awards is treated as “service recipient stock” under Section 409A or (ii) the Company has determined that such Awards are exempt from or otherwise comply with Section 409A.

SECTION 5.	STOCK OPTIONS

(a)Award of Stock Options. The Administrator may grant Stock Options under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(b)Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date. Notwithstanding the foregoing, Stock Options may be granted with an exercise price per share that is less than 100 percent of the Fair Market Value on the date of grant (i) pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) to individuals who are not subject to U.S. income tax on the date of grant or (iii) the Stock Option is otherwise compliant with Section 409A.

(c)Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

(d)Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(e)Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods except to the extent otherwise provided in the Award Certificate:

(i)In cash, by certified or bank check or other instrument acceptable to the Administrator;

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(ii)Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of Stock that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

(iii)By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; or

(iv)With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

(f)Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

SECTION 6.	STOCK APPRECIATION RIGHTS

(a)Award of Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights under the Plan. A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

(b)Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.

(c)Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.

(d)Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined on the date of grant by the Administrator. The term of a Stock Appreciation Right may not exceed ten years. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

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SECTION 7.	RESTRICTED STOCK AWARDS

(a)Nature of Restricted Stock Awards. The Administrator may grant Restricted Stock Awards under the Plan. A Restricted Stock Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives.

(b)Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Shares and receipt of dividends; provided that if the lapse of restrictions with respect to the Restricted Stock Award is tied to the attainment of performance goals, any dividends paid by the Company during the performance period shall accrue and shall not be paid to the grantee until and to the extent the performance goals are met with respect to the Restricted Stock Award. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

(c)Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, if a grantee’s employment (or other Service Relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other Service Relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

(d)Vesting of Restricted Shares. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.”

SECTION 8.	RESTRICTED STOCK UNITS

(a)Nature of Restricted Stock Units. The Administrator may grant Restricted Stock Units under the Plan. A Restricted Stock Unit is an Award of stock units that may be settled in shares of Stock (or cash, to the extent explicitly provided for in the Award Certificate) upon the satisfaction of such restrictions and conditions at the time of grant. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock. Restricted Stock Units with deferred settlement dates are subject to Section 409A and shall contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order to comply with the requirements of Section 409A.

(b)Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee

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in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.

(c)Rights as a Stockholder. A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the stock units underlying his Restricted Stock Units, subject to the provisions of Section 11 and such terms and conditions as the Administrator may determine.

(d)Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Subsidiaries for any reason.

SECTION 9.	UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock. The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. An Unrestricted Stock Award is an Award pursuant to which the grantee may receive shares of Stock free of any restrictions under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10.	CASH-BASED AWARDS

Grant of Cash-Based Awards. The Administrator may grant Cash-Based Awards under the Plan. A Cash-Based Award is an Award that entitles the grantee to a payment in cash upon the attainment of specified performance goals. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash.

SECTION 11.	DIVIDEND EQUIVALENT RIGHTS

(a)Dividend Equivalent Rights. The Administrator may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an Award of Restricted Stock Units shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of

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restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.

(b)Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Subsidiaries for any reason.

SECTION 12.	TRANSFERABILITY OF AWARDS

(a)Transferability. Except as provided in Section 12(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

(b)Administrator Action. Notwithstanding Section 12(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Non-Qualified Stock Options to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.

(c)Family Member. For purposes of Section 12(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

(d)Designation of Beneficiary. To the extent permitted by the Company, each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 13.	TAX WITHHOLDING

(a)Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

(b)Payment in Stock. The Administrator may require the Company’s tax withholding obligation to be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to any Award a

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number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the grantees. The Administrator may also require the Company’s tax withholding obligation to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares of Stock issued pursuant to any Award are immediately sold and proceeds from such sale are remitted to the Company in an amount that would satisfy the withholding amount due.

SECTION 14.	SECTION 409A AWARDS

Awards are intended to be exempt from Section 409A to the greatest extent possible and to otherwise comply with Section 409A. The Plan and all Awards shall be interpreted in accordance with such intent. To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any 409A Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 15.TERMINATION OF SERVICE RELATIONSHIP, TRANSFER, LEAVE OF ABSENCE, ETC.

(a)Termination of Service Relationship. If the grantee’s Service Relationship is with an Affiliate and such Affiliate ceases to be an Affiliate, the grantee shall be deemed to have terminated his or her Service Relationship for purposes of the Plan.

(b)For purposes of the Plan, the following events shall not be deemed a termination of a Service Relationship:

(i)a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or

(ii)an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 16.	AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall materially and adversely affect rights under any outstanding Award without the holder’s consent. The Administrator is specifically authorized to exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect the repricing of such Awards through cancellation and re-grants. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by Company

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stockholders. Nothing in this Section 16 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(b) or 3(c).

SECTION 17.	STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 18.	GENERAL PROVISIONS

(a)No Distribution. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

(b)Issuance of Stock. To the extent certificated, stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any evidence of book entry or certificates evidencing shares of Stock pursuant to the exercise or settlement of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. Any Stock issued pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate or notations on any book entry to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(c)Stockholder Rights. Until Stock is deemed delivered in accordance with Section 18(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

(d)Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

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(e)Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

(f)Clawback Policy. Awards under the Plan shall be subject to the Company’s clawback policy, as in effect from time to time.

SECTION 19.EFFECTIVE DATE OF PLAN

This Plan shall become effective upon stockholder approval in accordance with applicable state law, the Company’s bylaws and articles of incorporation, and applicable stock exchange rules. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.

SECTION 20.	GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the Province of Ontario as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the Province of Ontario, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS: April 28, 2025

DATE APPROVED BY STOCKHOLDERS: June 12, 2025

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Appendix B

AMENDMENT NO. 1

TO THE

PROMIS NEUROSCIENCES, INC.

2025 STOCK OPTION AND INCENTIVE PLAN

WHEREAS, Promis Neurosciences, Inc. (the “Company”) maintains the Promis Neurosciences, Inc. 2025 Stock Option and Incentive Plan (the “Plan”), which was previously adopted by the Board of Directors of the Company (the “Board”) and approved by the stockholders of the Company;

WHEREAS, the Board desires to amend the Plan to increase the number of shares available for issuance under the Plan;

WHEREAS, Section 16 of the Plan provides that the Board may amend the Plan at any time, subject to certain conditions set forth therein; and

WHEREAS, this Amendment will become effective upon approval by the Company’s stockholders at the Company’s 2026 Annual Meeting and if, for any reason, the Company’s stockholders fail to approve this Amendment, the existing Plan shall continue in full force and effect.

NOW, THEREFORE:

1. Section 3(a) of the Plan is hereby amended by deleting “117,868” where it appears in the first sentence thereof and replacing it with “1,017,868.”

2. Effective Date of Amendment. This Amendment to the Plan shall become effective upon the date that it is approved by the Company’s stockholders in accordance with applicable laws and regulations.

3. Other Provisions. Except as set forth above, all other provisions of the Plan shall remain unchanged.

IN WITNESS WHEREOF, this Amendment No. 1 to the Plan has been adopted by the Board of Directors of the Company on April 2, 2026 and approved by the stockholders of the Company on May [●], 2026.

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Appendix C

Specific terms in this Appendix have been redacted to protect confidential information. These redacted terms have been marked in this Appendix with three asterisks. [***]

Statement of Patrick D. Kirwin to the Board of Directors of Promis Neurosciences Inc. (“Promis”) pursuant to Section 123 of the Ontario Business Corporations Act. dated April 1, 2026.

I write this statement with respect to recent developments relating to my tenure as a director and member of the Board of Promis. I was advised by telephone on March 25,2026 that the proxy to be issued by Promis’s management this week for the upcoming annual general meeting (“AGM”) of Promis will not include my name on the slate of directors to be nominated for election to the Board of Directors for the upcoming year. I have been advised, again only verbally, that the reason for this removal is to make way for a new director. I am advised that no such director has been identified. Presumably any such new Board member would be appointed by the Board following the AGM and without scrutiny from the shareholders at the AGM. I object to my removal from the slate for the reasons set out below.

1.	I was originally requested to stand for election as director of Promis by a group of shareholders who at that time represented a large majority of the shareholders of Promis. This group of shareholders has supported Promis financially throughout its very challenging history and has been involved in every successful placement over the last 11 years. While board evolution is a laudable objective and one I support, it is, in my view, not appropriate for me to accede to departure from the Board without a clear and acceptable replacement.
2.	There has been no replacement director identified for the shareholders to vote upon at the AGM.
3.	I have been a member of Promis’s Audit Committee for approximately the last 11 years and a member of the Nomination and Governance Committee for the last several years. I do not believe it is in the best interests of Promis or its shareholders to have a long-serving member leave these positions without an obvious replacement.
4.	My departure as a director of Promis will reduce the number of independent Board members. Again, I do not believe this to be in the best interests of Promis or its shareholders at this pivotal point in Promis’s development.
5.	I have raised issues with the Board and management relating to an agreement involving the licensing of some of Promis’s technology to an entity in which members of the Board and senior management are involved (the “[***] Agreement”). Based upon the information presently available to me, I believe the Board should be considering terminating the [***] Agreement. My absence from the Board will adversely impact my ability to inquire into this agreement; to assess whether it is in the best interests of Promis and whether it should be maintained or terminated.
6.	The process followed leading to this apparent decision is opaque to me. It appears to be hasty and poorly thought out. Among other issues the departure of a long-serving board member in the midst of a pivotal clinical trial may be perceived negatively by some.

Dated April 1, 2026.

Patrick D. Kirwin

Director of Promis Neurosciences Inc.

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Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V92318-P49784 For Withhold For Against Abstain For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! PROMIS NEUROSCIENCES INC. Signature of Proxyholder To elect seven directors, each to serve until the next annual meeting of shareholders and until his or her respective successors is duly elected and qualified, or such director's earlier death, resignation, or removal. I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management. 1. Election of Directors The Board of Directors recommends you vote FOR the following proposals: 2. Appointment of Auditors To ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Note: Such other business as may properly come before the meeting or any adjournment thereof. 3. To approve an amendment to the ProMIS Neurosciences Inc. 2025 Stock Option and Incentive Plan. 1a. Eugene Williams 1b. Neil Cashman, M.D. 1c. Joshua Mandel-Brehm 1d. Maggie Shafmaster, Ph.D., J.D. 1e. Neil K. Warma 1f. William Wyman 1g. Slanix Alex, Pharm.D ! ! ! ! ! ! SCAN TO VIEW MATERIALS & VOTEw PROMIS NEUROSCIENCES INC. ONE BROADWAY, SUITE 1400 CAMBRIDGE, MA 02142 USA VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/PMN2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V92319-P49784 Important Information Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. PROMIS NEUROSCIENCES INC. I/We being holder(s) of securities of ProMIS Neurosciences Inc. (the “Corporation”) hereby appoint: Neil K. Warma Chief Executive Officer, or failing this person, Daniel Geffken, Chief Financial Officer, or failing this person, Max Milbury, FT Director, Finance (the "Management Nominees") Note: If completing the appointment box above YOU MUST go to http://www.computershare.com/promis and provide Computershare with the name and email address of the person you are appointing. Computershare will use this information ONLY to provide the appointee with a user name to gain entry to the online meeting. Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein. Appointment of Proxyholder Proxies submitted must be received by 9:00 am, Eastern Time, on May 18, 2026. as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Annual Meeting of shareholders of the Corporation to be held online by virtual webcast meeting at www.virtualshareholdermeeting.com/PMN2026 on May 20, 2026 at 10:30 am, Eastern Time (the “Meeting”) and at any adjournment or postponement thereof. Form of Proxy - Annual Meeting to be held on May 20, 2026 This Form of Proxy is solicited by and on behalf of Management. Notes to proxy OR 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Nominees listed on the reverse, this proxy will be voted as recommended by Management. 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. 6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular and the Proxy Statement or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management.